Exhibit (c) (2)

DRAFT

PROJECT HEAT: SPECIAL COMMITTEE DISCUSSION MATERIALS

November 2, 2012

PERELLA

WEINBERG

PARTNERS

DRAFT

AGENDA

I. INTRODUCTION

II. MARKET PERSPECTIVES ON HEAT

III. FINANCIAL ANALYSIS

IV. PROCESS CONSIDERATIONS AND NEXT STEPS

V. APPENDIX

Confidential 2

PERELLA

WEINBERG

PARTNERS

DRAFT

I. INTRODUCTION

PERELLA

WEINBERG

PARTNERS

DRAFT

EXECUTIVE SUMMARY

Since being engaged by the Special Committee, Perella Weinberg Partners has conducted a detailed analysis of the Heat business

– Review of public filings and all publicly available research reports

– Due diligence meetings with Heat senior management focused on business strategy, historical performance and future growth

– Review of the long range plan (the “LRP”) recently updated by Heat management – Developed preliminary views on value and value drivers

After a successful IPO, Heat’s trading performance has come under pressure as decelerating comp performance overshadowed profitable square footage growth, consistent earnings beats and margin expansion

– At the time of the IPO, Heat’s high single digit comp performance and compelling unit expansion opportunity positioned the company as a “high growth” retailer, earning a premium growth multiple

– Beginning in August 2010, Heat began experiencing multiple compression when the Company began posting (and guiding) low single digit comps

Today, the market is awarding Heat a multiple consistent with more mature retail peers despite having superior top-line growth prospects and track record of consistent earnings growth

Following a detailed analysis of management’s updated long range plan, we have developed an understanding of the key assumptions and drivers of growth in the plan

– Multiple sources of revenue growth

Comp store sales assumption of 3% in the forecast period

New unit expansion in the US (120 annually)

New businesses: Canadian stores and E-Commerce expansion beginning in 2014

– Markdown optimization initiatives and product mix driving gross margin improvements

– Economies of scale (SG&A leverage) contributing to operating margin growth

Confidential 4

PERELLA

WEINBERG

PARTNERS

DRAFT

EXECUTIVE SUMMARY (CONT’D)

Based on our work to date, we have developed a preliminary view of:

– Intrinsic value based on discounted cash flow analysis

– Public market trading value based on comparable companies analysis

– Potential M&A value based on comparable transaction and premium paid analysis

In addition, we estimated what a financial sponsor would pay based on a leveraged buyout analysis

Lastly, we have developed a framework for discussion to evaluate your options and key decision points

– Options

Pursue current plan

Alternatives to current plan

Sale

Merger

Leveraged recapitalization

Other

– Decision Points

Entertain and/or pursue a proposal now or at a later date?

Appropriate next steps

Appropriate process

Confidential 5

PERELLA

WEINBERG

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DRAFT

REVIEW OF APAX PROPOSAL

TERM	DESCRIPTION
Date	• September 25, 2012
Proposed Transaction	• Acquisition of 100% of the outstanding common shares of Heat by Apax
Indicative Purchase Price	• $38.00-$39.00 per share, implying premium of – 38% to 42% to September 24 closing price – 26% to 30% to October 31 closing price • Equity Value of $946mm-$972mm(1) • Enterprise Value of $889mm-$915mm(1), implying multiple of – 9.2x-9.5x LTM EBITDA(2) – 8.5x-8.7x 2012E EBITDA(3) – 7.2x-7.4x 2013E EBITDA(3)
Consideration	• 100% cash
Due Diligence	• "Confirmatory"; focused on accounting, tax, legal and limited commercial matters • Access to senior management as well as outside advisors and non-public information • Expected to be completed within a three week period
Financing	• Combination of (i) debt financing; (ii) equity underwritten by Apax; and (iii) Company's balance sheet cash
Advisors	• Retained JPMorgan as financial advisor and Simpson Thacher as legal advisor
Approvals	• Proposal approved by the Apax Approval Committee • Final transaction terms subject to approval by the Apax Investment Committee
Management	• Expect the current management team to remain in place • Would invite a discussion with management regarding a potential equity investment, at the appropriate time and with the Board's approval
Other	• Requested a 4 week exclusive due diligence period followed by a "customary go-shop" process, subject to a match right for Apax and payment of a breakup fee • Proposed acquisition would extend to 100% of the shares and all shareholders on the same terms (including SKM)

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

(1) Based on 23.7mm basic shares outstanding; approximately 0.3mm restricted stock units and dilutive effect of in-the-money stock options (1.66mm gross options outstanding), and net debt of ($57)mm as of July 28, 2012

(2) Based on EBITDA of $96mm for the twelve month period ending July 28, 2012 derived from the most recent quarterly filing (10-Q for the quarter ending July 28, 2012)

(3) Based on LRP EBITDA estimate of $105mm for 2012E and $124mm for 2013E

Perella Weinberg Partners

Confidential

6

DRAFT

II. MARKET PERSPECTIVES ON HEAT

PERELLA

WEINBERG

PARTNERS

H1;H2;H3;H4;H5;H6;Blockquote;Preformatted;z-Bottom of Form;z-Top of Form;HEAT SHARE PRICE PERFORMANCE SINCE IPO January 06, 2012 All Time Low $19.95 Jul 08, 2011 All Time High $36.98 Aug 23, 2012 (Q2 ‘12) BEAT consensus EPS; Comp= 0.5% May 24, 2012 (Q1 ‘12) BEAT consensus; Comp= 1.7% Mar 16, 2010 (Q4 ‘09) BEAT consensus EPS; Comp= 9% May 26, 2010 (Q1 ‘10) BEAT consensus EPS; Comp= 7.7% (and guided low single digit) Aug 25, 2010 (Q2 ‘10) BEAT consensus EPS; announced first negative comp as a public company (-1.6%) Dec 1, 2010 (Q3 ‘10) BEAT consensus EPS; Comp= 1.8% May 26, 2011 (Q1 ‘11) BEAT consensus EPS; Comp= 5.2% Aug 24, 2011 (Q2 ‘11) MISSED consensus; Comp= flat Nov 30, 2011 (Q3 ‘11) BEAT consensus EPS; Comp= flat Mar 14, 2012 (Q4 ‘11) BEAT consensus EPS; Comp= -2.2% Mar 15, 2011 (Q4 ‘10) BEAT consensus EPS; Comp= 1.5% Concerns regarding macro environment and high promotion levels in sector Source: Factset market data as of October 31, 2012 Notes: Growth Teen Peers include: ZUMZ and TLYS Other Teen Peers include: ANF, ARO and AEO Mid-Cap Specialty Retail Peers include BEBE, CMRG, CATO, CBK, CTRN, DEST, HOTT, JOSB, PSUN and WTSLA High Growth Retail Peers include LULU, UA, FRAN, VRA, TUMI and FOSL Off-Price Peers include: ROST, ASNA and TJX After a successful IPO, Heat’s trading performance has come under pressure as decelerating comp performance overshadowed consistent earnings beats and margin expansion

DRAFT

HEAT P/E RATIO SINCE IPO

Heat was awarded a “high growth” multiple at the time of its IPO when the company was posting high single digit comps

Beginning in August 2010, the Company’s multiple has come under pressure as Heat posted negative to low single quarterly digit comps; Company currently trades above its mature peers, but at a discount to high growth peers

Heat

S&P

Growth Teen

Other Teen

Mid Cap Specialty

High Growth

Off-Price

Current

14.5x

12.7x

15.4x

10.6x

12.5x

27.2x

15.5x

1-Yr. Avg.

14.4x

12.3x

20.5x

13.6x

12.5x

29.9x

16.1x

2-Yr. Avg.

16.9x

12.4x

22.2x

13.5x

12.6x

31.8x

14.5x

Since Jan. 2010

19.1x

12.7x

24.4x

13.7x

13.3x

30.8x

13.9x

35.0x

30.0x

25.0x

20.0x

15.0x

10.0x

Mar 16, 2010 (Q4 ‘09) BEAT consensus EPS; Comp= 9%

Dec 1, 2010 (Q3 ‘10) BEAT consensus EPS; Comp= 1.8%

Mar 15, 2011 (Q4 ‘10) BEAT consensus EPS; Comp= 1.5%

Jul 08, 2011

All Time Stock Price High $36.98

Aug 23, 2012 (Q2 ‘12) BEAT consensus EPS; Comp= 0.5%

Aug 24, 2011 (Q2 ‘11) MISSED consensus; Comp= flat

Mar 14, 2012 (Q4 ‘11) BEAT consensus EPS; Comp= -2.2%

May 24, 2012 (Q1 ‘12) BEAT consensus; Comp= 1.7%

May 26, 2010 (Q1 ‘10) BEAT consensus EPS; Comp= 7.7% (and guided low single digit)

Aug 25, 2010 (Q2 ‘10) BEAT consensus EPS; announced first negative comp as a public company (-1.6%)

May 26, 2011 (Q1 ‘11) BEAT consensus EPS; Comp= 5.2%

Concerns regarding macro environment and high promotion levels in sector

Nov 30, 2011 (Q3 ‘11) BEAT consensus EPS; Comp= flat

January 06, 2012

All Time Stock Price Low $19.95

14.5x

Jan-10 May-10 Sep-10 Feb-11 Jun-11 Oct-11 Mar-12 Jul-12

Source:

Factset market data as of October 31, 2012, represents price to next twelve months’ EPS estimates

Notes:

Growth Teen Peers include: ZUMZ and TLYS

Other Teen Peers include: ANF, ARO and AEO

Mid-Cap Specialty Retail Peers include BEBE, CMRG, CATO, CBK, CTRN, DEST, HOTT, JOSB, PSUN and WTSLA

High Growth Retail Peers include LULU, UA, FRAN, VRA, TUMI and FOSL

Off-Price Peers include: ROST, ASNA and TJX

Confidential 9

PERELLA

WEINBERG

PARTNERS

DRAFT

P/E RATIO VS. PEERS (SINCE IPO)

Heat was awarded a “high growth” multiple at the time of its IPO when the company was posting high single digit comps

Beginning in August 2010, the Company’s multiple has come under pressure as Heat posted negative to low single quarterly digit comps; Company currently trades above its mature peers, but at a discount to high growth peers

Heat

S&P 500

Growth Teen

Other Teen

Mid Cap Specialty

Off-Price

Current

14.5x

12.6x

15.4x

10.6x

12.3x

15.5x

1-Yr. Avg.

14.4x

12.3x

20.4x

13.6x

12.5x

16.1x

2-Yr. Avg.

16.9x

12.4x

22.1x

13.5x

12.6x

14.5x

Since Jan. 2010

19.1x

12.7x

24.3x

13.7x

13.3x

13.9x

PEG Ratio

Growth

Other

Mid Cap

Off-

Heat

S&P 500

Teen

Teen

Specialty

Price

Current

0.8x

1.2x

0.9x

1.0x

0.7x

1.2x

1-Yr. Avg.

0.7x

1.1x

1.1x

1.2x

0.8x

1.3x

2-Yr. Avg.

0.8x

1.2x

1.1x

1.1x

0.8x

1.1x

Since Jan. 2010

0.9x

1.2x

1.2x

1.1x

0.9x

1.1x

45.0x

35.0x

25.0x

15.0x

5.0x

Concerns regarding macro environment and high promotion levels in sector

Growth Teen Peers 15.4x

Off-Price Peers 15.5x

Heat 14.5x

S&P 12.6x

Mid-Cap Specialty Peers 12.3x

Other Teen Peers 10.6x

PEG RATIO

0.9x

1.2x

0.8x

0.7x

1.0x

Jan-10 May-10 Aug-10 Dec-10 Apr-11 Jul-11 Nov-11 Feb-12 Jun-12 Oct-12

Source:

Factset market data as of October 31, 2012, represents price to next twelve months’ EPS estimates

Notes:

Growth Teen Peers include: ZUMZ and TLYS

Other Teen Peers include: ANF, ARO and AEO

Mid-Cap Specialty Retail Peers include BEBE, CMRG, CATO, CBK, CTRN, DEST, HOTT, JOSB, PSUN and WTSLA

High Growth Retail Peers include LULU, UA, FRAN, VRA, TUMI and FOSL

Off-Price Peers include: ROST, ASNA and TJX

Confidential 10

PERELLA

WEINBERG

PARTNERS

DRAFT

HEAT PEG RATIO CONSIDERATIONS

The Company trades at a discount to its teen peers on a growth-adjusted basis

The current consensus estimate for Heat’s long term growth rate is significantly below the EPS growth rate implied by the LRP

HEAT PEG RATIO SINCE IPO (CONSENSUS)

PEG Ratio

Heat

S&P 500

Growth Teen

Other Teen

Mid Cap Specialty

High Growth

Off-Price

Current

1-Yr. Avg.

2-Yr. Avg.

Since Jan.

2010

0.8x 0.7x 0.8x 0.9x

1.2x 1.1x 1.2x 1.2x

0.9x 1.1x 1.1x 1.2x

1.0x 1.2x 1.1x 1.1x

0.7x 0.8x 0.8x 0.9x

1.0x 1.1x 1.2x 1.2x

1.2x 1.3x 1.1x 1.1x

1.5x 1.0x 0.5x 0.0x

Heat 0.8x

Jan-10 Jul-10 Dec-10 May-11 Oct-11 Apr-12 Sep-12

CURRENT HEAT PEG VS. PEERS (CONSENSUS)

Teen Peers

1.0x 0.8x 0.9x 1.0x 1.2x 1.2x 0.7x

Heat

Growth Teen

Other Teen

Mid Cap High Specialty Growth

Off-Price

S&P 500

HEAT LTGR

Market Consensus

16.0% 25.0% 21.9% 22.5%

Current

At IPO

Average since IPO

LRP ‘12E - ‘17E EPS CAGR

Source: Factset market data as of October 31, 2012

Confidential 11

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WEINBERG

PARTNERS

DRAFT

EVOLUTION OF QUARTERLY COMP STORE SALES

In the first two quarters following its IPO, Heat posted comp store sales levels consistent with high growth peers

Since August 2010, the Company experienced a deceleration in comp store sales

EVOLUTION OF COMP STORE SALES

Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12

LULU 29.0% 35.0% 31.0% 29.0% 28.0% 19.0% 25.0% 18.0% 26.0% 24.0% 13.0%

HIGH-GROWTH TEEN

ZUMZ TLYS

(1.8%) 9.1% 9.3% 14.4% 13.0% 12.6% 7.5% 6.0% 9.7% 12.9% 9.5%

NA NA NA NA NA 18.2% 15.2% NA NA 4.3% 5.1%

OTHER TEEN PEERS

ARO ANF AEO

9.0% 8.0% 4.0% 0.0% (3.0%) (7.0%) (12.0%) (9.0%) (9.0%) 2.0% NA

(13.0%) 1.0% 5.0% 7.0% 13.0% 10.0% 9.0% 7.0% NA (5.0%) (10.0%)

(16.0%) 5.0% (1.0%) 1.0% (7.0%) (8.0%) 11.0% 5.0% 10.0% 17.0% 9.0%

MEDIAN

High-Growth Teen Peers

Other Teen Peers

(0.9%) 4.6% 4.7% 7.2% 13.0% 15.4% 11.4% 6.0% 9.7% 8.6% 7.3%

(13.0%) 5.0% 4.0% 1.0% (3.0%) (7.0%) 9.0% 5.0% NA 2.0% NA

HEAT

9.0% 7.7% (1.6%) 1.8% 1.5% 5.2% (0.3%) 0.0% (2.2%) 1.7% 0.5%

PERELLA WEINBERG PARTNERS

Source: Company Filings

Confidential

12

DRAFT

WALL STREET RESEARCH PERSPECTIVES ON THE TEEN SECTOR

With respect to the teen sector, analysts are generally more optimistic in their recommendations on Heat and Tilly’s vs. the other peers

However, Heat and Tilly’s are not as widely covered as the other peers

COMPANY

SHARE PRICE

% OF 52-WEEK HIGH

MEDIAN TARGET PRICE

PREMIUM TO CURRENT

NUMBER OF ANALYSTS

RECOMMENDATIONS

BUY HOLD SELL

P/E 2012E 2013E

HEAT

TEEN PEERS

AMERICAN EAGLE OUTFITTERS

Abercrombie & Fitch

AÉROPOSTALE

Zumiez

TiLLY’S

$30.11 89% $36.00 20% 7 86% 14% 0% 16.3x 14.0x

20.87 87% 26.00 25% 23 65% 35% 0% 15.2x 13.5x

30.58 40% 38.00 24% 29 31% 59% 10% 12.2x 10.2x

11.95 52% 15.50 30% 25 52% 44% 4% 12.6x 10.2x

25.32 60% 34.50 36% 15 53% 47% 0% 15.8x 14.1x

16.14 82% 19.25 19% 7 86% 14% 0% 17.4x 16.1x

Median 60% 25% 53% 44% 0% 15.2x 13.5x

Source: Factset as of October 31, 2012, Bloomberg, Wall Street Research

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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DRAFT

SELECT ANALYST COMMENTARY

Analysts’ favorable recommendation on Heat stock is driven by the Company’s proven store growth opportunity and the consistency and predictability of the revenue and earnings stream

COMPANY

SELECTED COMMENTARY

J.P.Morgan

“Only half way to its potential 1,500 store count and 60% below its margin goals, we believe Heat is a compelling growth story for small cap investors”

“We continue to believe that as Heat detaches itself from the mall-based teen apparel landscape, it may garner investor interest. Given Heat’s unique growth characteristics (double-digit sq. ft growth, LSD comps and operating margin expansion), we think the stock remains undervalued and we maintain our Overweight rating”

Jefferies

“We are upgrading shares of Heat as we believe in the LT growth model, we like the visibility and predictability of the revenue and earnings streams and we think the management team is stellar”

“Heat’s historical revenue growth rate has been very consistent with a balance between new store openings and comps. Over the past five years Heat has posted an impressive 28% revenue CAGR”

“We are encouraged by the reacceleration in back to school comps and continuing strong new store performance. Heat’s substantial store growth opportunities make it one of the best store growth stories in retail, in our view, and a reaccelerating comp trend bolsters our confidence in the story”

Bank of America

Merrill Lynch

“Our $35 price objective is based on a 17x P/E target multiple using our F2013 estimates, which is a premium to the group. We think a premium is warranted given Heat’s fast square footage growth rate, which we expect will remain above the group average for the next three years.”

PiperJaffray

“We believe the company’s multicategory model is advantageous in the current environment as merchants are able to expand and contract assortments opportunistically and expedite merchandise flow. We think sustained mid-teens new store growth is achievable for the next several years, lending to cost leverage and attractive profitability potential”

PERELLA

WEINBERG

PARTNERS

Source: Wall Street Research

Confidential

14

DRAFT

IMPACT OF HEAT'S LIMITED FLOAT ON TRADING PERFORMANCE

- In considering the impact of the "Apax overhang" / limited float, PWP reviewed the following factors:
  - Average trading volume as a percentage of total shares outstanding since IPO vs. the peer median
  - Average daily price volatility since IPO vs. the peer median
  - Number of analysts covering Heat vs. the peer median

HEAT'S SHAREHOLDER OWNERSHIP PROFILE



Other
22%
Apax
29%
Top 10 Institutions
49%

Apax + Top 10 Institutions ~78%
Apax + Top 20 Institutions ~90%

FACTORS CONSIDERED

	Heat	Median of Teen Peers[1]
Avg. Daily Volume ($ mm)	$8	$69
Avg. Daily Volume (% of O/S)	1.1%	2.9%
Avg. Daily Price Volatility	2.7%	3.0%
# of Analysts	7	24
# of Analysts (Mkt. Cap. Adjusted)	7	10

Source: Factset
Notes: (1) Teen peers include AEO, ANF, ARO and ZUMZ

PERELLA WEINBERG PARTNERS
Confidential
15

DRAFT

III. FINANCIAL ANALYSIS

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DRAFT

SUMMARY OF THE LRP PREPARED BY MANAGEMENT

The LRP forecast was recently updated by management and shows continued topline growth and margin expansion, driving 20%+ EPS growth

REVENUES

CAGR

2010-2011 19.8%

2012-2015 16.3%

2015-2017 15.0%

$635 $760 $914 $1,050 $1,234 $1,437 $1,668 $1,899

2010A 2011A 2012E 2013E 2014E 2015E 2016E 2017E

GROSS MARGIN

Avg. Margin

2010-2011 37.3%

2012-2015 38.6%

2015-2017 39.5%

37.0% 37.7% 38.1% 38.4% 38.7% 39.1% 39.5% 39.8%

2010A 2011A 2012E 2013E 2014E 2015E 2016E 2017E

EBITDA

Avg. Margin

2010-2011 11.5%

2012-2015 12.1%

2015-2017 13.5%

$72 $89 $105 $124 $152 $187 $226 $265

11% 12% 11% 12% 12% 13% 14% 14%

2010A 2011A 2012E 2013E 2014E 2015E 2016E 2017E

EPS

CAGR

2010-2011 28.5%

2012-2015 23.1%

2015-2017 21.6%

Consensus estimates

$1.21 $1.55 $1.85 $1.83 $2.15 $2.15 $2.71 $3.41 $4.21 $5.04

2010A 2011A 2012E 2013E 2014E 2015E 2016E 2017E

Source: Management’s Long Range Plan. Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year.

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DRAFT

REVENUE BRIDGE BASED ON THE LRP

Growth in the LRP is based on: – a 3% comp store sales assumption

– Continued expansion in the number of units in the US (consistent with current levels)

– Expansion in Canada

– Launch of eCommerce

COMPARABLE STORE SALES ASSUMPTIONS

NEW STORE OPENINGS E-COMMERCE REVENUES

Total Number of Stores: 1,000 1,685

0.4% 1.7% 3.0% 3.0% 3.0% 3.0% 3.0%

2011A 2012E 2013E 2014E 2015E 2016E 2017E

120 125 120 120 120 120 120

15 30 40

2011A 2012E 2013E 2014E 2015E 2016E 2017E Canada US

% of revenues: 5.0%

$19 $35 $60 $95

2011A 2012E 2013E 2014E 2015E 2016E 2017E

REVENUE BRIDGE

$2,000 $1,500 $1,000 $500 $0

$914 $109 $682 $99 $95 $1,899

2012 Revenues Current Comp Stores New Stores (US) New Stores (Canada) E-Commerce 2017 Revenues

Source: Management’s Long Range Plan. Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year.

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DRAFT

SUMMARY OF FINANCIAL ANALYSIS

(US$ per share)

Current Price: $30.11 Apax Proposal : $38.00 – $39.00

Trading Range 52-Week Range As of 10/31/12 $19.69 $33.65

Analyst Estimates

Target Price Range (Discounted to 10/31/2012, at 13.0% Cost of Equity) $27.00 $39.25

Trading Valuation

6.3x - 7.1x EV / 2012E EBITDA multiple $29.00 $32.25

5.7x - 6.1x EV / 2013E EBITDA multiple $31.00 $33.00

15.2x - 16.6x Price / 2012E EPS multiple $27.75 $30.25

13.5x - 15.1x Price / 2013E EPS multiple $29.00 $32.50

DCF (excl. synergies)

WACC: 12.00% - 14.00%

Terminal Multiple: 5.0x - 6.0x LTM EBITDA

Terminal Multiple: 5.0x 6.0x 6.0x 7.0x $38.75 $47.50 $53.25 $44.00

Precedent Transactions 8.0x - 10.0x EV / LTM EBITDA multiple $33.50 $41.00

Precedent Premiums 20.0%-30.0% Premium to Current $36.25 $39.25

M&A Valuation

LBO IRR Range: 17.5% - 22.5%

Terminal Multiple: 5.0x - 6.0x LTM EBITDA $37.75 $45.50

$15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00

Source: Management’s Long Range Plan

Notes: Values and market data as of October 31, 2012, rounded to the nearest 25 cents. Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Based on 23.7mm basic shares outstanding; approximately 0.3mm restricted stock units and dilutive effect of in-the-money stock options (1.66mm gross options outstanding)

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DRAFT

EQUITY RESEARCH PRICE TARGETS

The median analyst price target for Heat suggests 20% upside to current trading levels. The majority of the companies covered by the analysts who cover Heat are mature retail companies vs. high growth operators, which is the same case for another high growth company, Lululemon (1)

CURRENT RECOMMENDATION

Hold 14%

Buy 86%

$44.00 $44.00 $37.00 $36.00 $35.00 $32.00 $30.00

Median Price Target: $36.00

Current Price: $30.11

AVONDALEPARTNERS Jefferies Janney PiperJaffray Bank of America Merrill Lynch J.P.Morgan NOMURA

Date 03-Oct-12 27-Aug-12 04-Oct-12 23-Aug-12 23-Aug-12 05-Sep-12 31-Aug-12

Recommendation Buy Buy Buy Buy Buy Buy Hold

Implied 2012E P/E multiple 23.5x 21.6x 20.1x 19.6x 19.2x 17.3x 16.0x

Implied 2013E P/E multiple 19.8 18.2 17.9 16.7 17.0 15.2 14.7

Growth Company Coverage

Out of Total Coverage Universe 1/9 7/22 3/18 2/12 3/14 4/23 4/24

% of Total Coverage Universe 11% 32% 17% 17% 21% 17% 17%

Source: Wall Street Research

Notes: Market Data as of October 31, 2012 (1) See Appendix page 56 for more details on Lululemon analyst coverage

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20

DRAFT

ILLUSTRATIVE SHARE PRICE TRAJECTORY

(US$ per share)

If Heat retains its current P/E multiple and achieves its earnings forecast, its stock price will exceed the Apax offer in about a year

If Heat's multiple increases to the midpoint of the reference range, the pro (red) line shows the pro forma stock price



Based on Price / NTM EPS Multiple of 14.5x / 15.0x
$75
$50
$25
$0
At 14.5x NTM Multiple
Share Price CAGR (1)
Jan '13 - Jan '14 29.5%
Jan '14 - Jan '15 30.1%
Jan '15 - Jan '16 27.9%
At 15.0x NTM Multiple
Share Price CAGR (1)
Jan '13 - Jan '14 29.4%
Jan '14 - Jan '15 29.9%
Jan '15 - Jan '16 27.8%
$33.45
$32.40
$43.28
$41.96
$56.23
$54.58
$71.85
$69.83
Future Value at 14.5x NTM EPS (Current NTM Multiple)
Future Value at 15.0x NTM EPS (Midpoint of NTM P/E reference range)
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

Source: FactSet, Management's Long Range Plan
Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Analysis based on assumed share buybacks using the available excess cumulative cash of $149mm generated between FY2013-FY2015. Share buybacks assumed at 5% premium to estimated share prices at the end of fiscal years 2013, 2014 and 2015, based on applying the respective NTM P/E ratio to estimated earnings per share (pro forma for share buybacks) in the future periods.
(1) Based on estimated future share prices

PERELLA WEINBERG PARTNERS

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COMPARABLE COMPANY CONSIDERATIONS – TEEN PEERS

GROWTH TEEN

OTHER TEEN

HEAT Zumiez TiLLY’S AMERICAN EAGLE OUTFITTERS Abercrombie & Fitch AÉROPOSTALE

# of Stores (potential)

834 479 155 1,102 1,991 1,085 (1,500) (800) (500)

Market Capitalization

$743 $811 $454 $4,227 $2,563 $985

Enterprise Value

$686 $717 $410 $3,525 $2,306 $815

2011A Same Store Sales

0.4% 8.7% 10.7% 3.0% 5.0% (9.0%)

2011-2013 Sales CAGR

16.1% 16.7% 17.9% 6.4% 6.3% 4.2%

2012E EBITDA Margin

11.6% 15.4% 11.9% 16.3% 13.1% 8.0%

2012E EBITDAR Margin

18.9% 25.9% 20.0% 24.6% 22.7% 14.8%

Adjusted Debt / 2012E EBITDAR

3.1x 3.3x 3.3x 2.7x 3.5x 3.7x

Long Term Growth Rate (IBES)

16.0% 20.0% 17.0% 12.0% 17.0% 10.0%

EV / 2012E EBITDA

6.6x 6.9x 7.2x 6.3x 4.0x 4.2x

EV / 2012E EBITDAR

7.1x 7.4x 7.5x 6.9x 5.8x 5.9x

2012E P/E

16.3x 15.8x 17.4x 15.2x 12.2x 12.6x

Source: Factset as of October 31, 2012, Bloomberg, Wall Street Research

Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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PUBLIC TRADING COMPARABLES

EV / 2012E EBITDA

Selected Range 6.3x-7.1x


6.6x
Median 4.2x
6.3x
4.2x
4.0x
Median 7.1x
7.2x
6.9x
Median 5.2x
5.4x 5.2x 5.2x 5.2x 5.0x 4.6x 4.5x
NM NA NA
10.6x
Median 7.2x
8.7x
7.5x 7.2x 7.1x 5.8x 5.3x
22.9x
21.5x
Median 17.3x
17.8x
16.9x
10.3x
9.5x
Median 9.1x
9.1x
9.1x
6.9x
Heat
American Eagle
Aeropostale
Abercrombie
Tilly's
Zumiez
BEBE
Casual Male
Jos A Bank
Destination
Citi Trends
Hot Topic
CATO
Wet Seal Inc.
Christopher
Pacific Sunwear
Urban Outfitters
Limited Brands
Gap Inc.
Chico's
Buckle
Ann
Guess? Inc.
Lululemon
Under Armour
TUMI
Francesca's
Vera Bradley
Fossil
TJX
Ross Stores
ASNA

- Other Teen Peers
- Growth Teen Peers
- Mid-Cap Specialty Peers
- Large-Cap Specialty Peers
- High Growth Peers
- Off Price Peers

EV / 2013E EBITDA

Selected Range 5.7x-6.1x


5.7x
Median 3.7x
5.7x
3.7x
3.6x
Median 6.1x
6.3x
6.0x
11.0x
Median 4.6x
5.4x 5.1x 4.9x 4.6x 4.3x 4.3x 4.1x 3.7x
NM
9.1x
Median 6.8x
8.1x
7.0x 6.8x 6.3x 5.3x 4.7x
18.2x
17.4x
Median 14.3x
15.0x
13.5x
8.9x
8.3x
Median 8.3x
8.4x
8.3x
5.7x
Heat
American Eagle
Abercrombie
Aeropostale
Tilly's
Zumiez
Pacific Sunwear
BEBE
Destination
Casual Male
Jos A Bank
CATO
Wet Seal Inc.
Hot Topic
Citi Trends
Christopher
Urban Outfitters
Limited Brands
Gap Inc.
Buckle
Chico's
Ann
Guess? Inc.
Lululemon
Under Armour
TUMI
Francesca's
Vera Bradley
Fossil
Ross Stores
TJX
ASNA

Source: Company Filings, Factset market data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

PERELLA WEINBERG PARTNERS
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PUBLIC TRADING COMPARABLES

P / 2012E EPS

Selected Range 15.2x-16.6x



Median 12.6x
Median 16.6x
Median 14.7x
Median 16.7x
Median 30.8x
Median 16.8x
16.3x
15.2x
12.6x
12.2x
17.4x
15.8x
46.3x
19.7x
16.1x
13.4x
12.8x
12.5x
NM NM NM NM
22.5x
17.5x
16.7x
16.7x
15.9x
13.6x
11.4x
42.7x
38.0x
31.4x
30.1x
18.4x
16.3x
17.4x
16.8x
13.7x
Heat
American Eagle
Aeropostale
Abercrombie
Tilly's
Zumiez
BEBE
Hot Topic
Casual Male
Destination
CATO
Jos A Bank
Wet Seal Inc.
Citi Trends
Christopher
Pacific Sunwear
Urban Outfitters
Chico's
Gap Inc.
Limited Brands
Ann
Buckle
Guess? Inc.
Under Armour
Lululemon
TUMI
Francesca's
Vera Bradley
Fossil
Ross Stores
TJX
ASNA

- Other Teen Peers
- Growth Teen Peers
- Mid-Cap Specialty Peers
- Large-Cap Specialty Peers
- High Growth Peers
- Off Price Peers

P / 2013E EPS

Selected Range 13.5x-15.1x



Median 10.2x
Median 15.1x
Median 16.2x
Median 14.7x
Median 26.1x
Median 15.0x
14.0x
13.5x
10.2x
10.2x
16.1x
14.1x
47.7x
36.2x
24.6x
17.0x
15.4x
12.3x
12.2x
11.1x
NM NM
18.8x
14.9x
14.8x
14.7x
13.6x
13.1x
10.0x
34.4x
30.6x
27.6x
24.6x
15.7x
14.0x
15.5x
15.0x
11.4x
Heat
American Eagle
Aeropostale
Abercrombie
Tilly's
Zumiez
Wet Seal Inc.
BEBE
Citi Trends
Hot Topic
Casual Male
CATO
Destination
Jos A Bank
Christopher
Pacific Sunwear
Urban Outfitters
Chico's
Gap Inc.
Limited Brands
Ann
Buckle
Guess? Inc.
Under Armour
Lululemon
TUMI
Francesca's
Vera Bradley
Fossil
Ross Stores
TJX
ASNA

Source: Company Filings, Factset market data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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RELEVANT SECTOR TRANSACTIONS

($ in millions)

SPECIALTY BRANDED APPAREL & ACCESSORIES - EV / LTM EBITDA



10.8x
8.8x
8.6x
8.1x
7.9x
7.9x
7.9x
7.8x
Median: 7.9x
7.2x
6.6x
5.6x
Charming Shoppes / Ascena
Linens n Things / Apollo
J.Crew / TPG/LGP
Collective / Wolverine
Claire's / Apollo
Tommy Hilfiger / Apax
Tommy Hilfiger / V. Heusen
Deb Shops / Lee Equity
Burlington Coat / Bain
Charlotte Russe / Advent
Tween Brands / Ascena

Date	2-May-12	8-Nov-05	22-Nov-10	1-May-12	20-Mar-07	23-Dec-05	15-Mar-10	26-Jul-07	18-Jan-06	24-Aug-09	24-Jun-09
Transaction Size	$877	$1,305	$2,694	$1,818	$2,581	$1,547	$3,136	$259	$1,958	$312	$237
Premium to Unaffected Price	21.7%	16.7%	37.3%	10.6%	18.0%	5.0%	-	2.1%	14.1%	24.1%	45.3%
S&P PE Multiple	12.7x	14.9x	12.8x	12.7x	15.1x	15.3x	14.0x	15.0x	15.4x	14.9x	13.7x

OTHER RETAIL – EV / LTM EBITDA



14.1x
12.2x
11.2x
10.2x
9.4x
8.9x
8.7x
8.5x
Median: 8.9x
8.2x
8.2x
8.1x
Barney's / Istithmar
Michaels Stores / Consortium
Kenneth Cole / Kenneth Cole and Investor Group
Neiman Marcus / Consortium
Toys R Us / Consortium
May / Federated
Petco / Consortium
PF Chang / Centerbridge Partners
Gymboree / Bain
JoAnn Stores / LGP
Barney's / Jones

Date	22-Jun-07	30-Jun-06	24-Feb-12	1-May-05	17-Mar-05	27-Feb-05	13-Jul-06	1-May-12	11-Oct-10	23-Dec-10	10-Nov-04
Transaction Size	$942	$5,604	$244	$4,981	$6,213	$17,260	$1,819	$1,052	$1,761	$1,696	$400
Premium to Unaffected Price	-	13.2%	24.0%	9.6%	22.8%	5.9%	55.2%	30.3%	71.5%	33.7%	n/a
S&P PE Multiple	15.4x	14.3x	12.7x	15.3x	16.0x	16.4x	13.9x	12.7x	12.6x	13.2x	16.6x

Source: Company filings, Wall Street research

PERELLA WEINBERG PARTNERS

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DRAFT

PREMIUMS PAID ANALYSIS; US TARGETS, 2002 - PRESENT

GO-PRIVATE TRANSACTIONS

(DEAL VALUE GREATER THAN $100 MM)

ALL TRANSACTIONS

(DEAL VALUE BETWEEN $500 - $1,500 MM)

40% 30% 20% 10% 0%

33.8% 19.9% 9.1% 1-Day

35.5% 22.7% 11.2% 1-Week

37.3% 24.3% 12.2% 1-Month

40% 30% 20% 10% 0%

35.3% 21.3% 7.3% 1-Day

36.0% 22.9% 9.2% 1-Week

40.3% 25.2% 11.2% 1-Month

Range from 1st to 3rd Quartile

Median

Source: Dealogic, Capital IQ

Confidential 26

PERELLA WEINBERG

PARTNERS

DRAFT

DISCOUNTED CASH FLOW ANALYSIS

(US$ in MM, except per share amounts)

Fiscal Year of

Terminal Year

2013E 2014E 2015E 2016E 2017E

UNLEVERED FREE CASH FLOWS

Total Revenue $914.3 $1,050 $1,234 $1,437 $1,668 $1,899 $1,899

EBITDA 124 152 187 226 265 265

Depreciation & Amortization (39) (44) (51) (57) (64)

EBIT $86 $108 $136 $168 $201

Less: Taxes ($32) ($40) ($50) ($63) ($75)

NOPAT $54 $68 $85 $106 $126

Plus: Depreciation & Amortization $39 $44 $51 $57 $64

Less: Capital Expenditures (56) (68) (69) (74) (62)

Less: (Increase) / Decrease in Working Capital 1 (9) (11) (13) (15)

Less: Other Cash Flows (1) 12 11 11 10 10

Unlevered Free Cash Flow $49 $46 $68 $86 $124

DISCOUNTED FREE CASH FLOWS

Unlevered Free Cash Flows $49 $46 $68 $86 $124

Terminal Value (Assuming a 5.5x Exit Multiple) $1,459

Total Free Cash Flows $49 $46 $68 $86 $124 $1,459

Weighted Average Cost of Capital (WACC) 13.0% 13.0% 13.0% 13.0% 13.0% 13.0%

Discounted Free Cash Flows $46 $39 $50 $56 $71 $792

EQUITY VALUE PER SHARE

IMPLIED PERPETUITY GROWTH RATE

Terminal LTM EBITDA Multiple

Terminal LTM EBITDA Multiple

WACC 5.00x 5.50x 6.00x 6.50x 7.00x

WACC 5.00x 5.50x 6.00x 6.50x 7.00x

12.0% $41.92 $44.76 $47.60 $50.44 $53.28 12.0% 3.2% 3.9% 4.5% 5.1% 5.5%

13.0% 40.35 43.06 45.77 48.48 51.19

13.0% 4.1% 4.8% 5.5% 6.0% 6.5%

14.0% 38.85 41.44 44.03 46.62 49.21

14.0% 5.0% 5.8% 6.4% 7.0% 7.4%

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Mid-year convention is applied. Stock based compensation expense is not added back for unlevered free cash flows in order to capture the value of management compensation (1) Based on change in Other Current Assets, Deferred Rent and Deferred Tax Liabilities. Assumed to be zero for the perpetuity growth rate analysis

Confidential 27

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PARTNERS

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TERMINAL VALUE AND PERPETUITY GROWTH RATE CONSIDERATIONS

Management publicly declared store growth opportunity of 1,500 stores

LRP total number of stores (end of FY2017) is 1,685 stores

TERMINAL MULTIPLE SENSITIVITY TO ANNUAL STORE OPENINGS

Terminal Multiple

5.0x 5.5x 6.0x 6.5x 7.0x

Terminal Growth Rate 4.1% 4.8% 5.5% 6.0% 6.5%

(assuming 13.0% WACC)

Implied Number of Annual New Store Openings (assuming 3.0% comp sales growth) 19 32 43 52 60

Implied Number of Annual

New Store Openings (assuming 2.0% comp sales growth) 35 47 58 67 75

EV/LTM EBITDA

12.0x Teen Peers Growth Teen Peers

9.2x 9.0x 7.8x 8.3x 7.1x 6.0x 5.2x 5.0x 4.6x 3.0x

0.0x Heat American Eagle Abercrombie Aeropostale Zumiez Tilly’s Mid-Cap Peers Median

Selected Range

5.0x-7.0x

Source: Management’s Long Range Plan, Company Filings, Factset market data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

Confidential 28

PERELLA WEINBERG

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DISCOUNTED CASH FLOW SENSITIVITIES ANALYSIS

Assumption LRP Assumption Variance Per Share Impact Comp Store Sales

(Variable and fixed costs consistent with LRP) 3.0% +/-1.0% +/-$3.00

Annual New 120 +/- 20 stores +/-$4.00 US Store Openings

Gross Margin 38.1% in 2012E , 39.8% in 2017E +/- 100 bps +/-$3.40

EBITDA Margin 11.4% in 2012E , 14.0% in 2017E +/- 100 bps +/-$3.40

Average Sales Volume $1.1mm +/-100K +/-$2.85 Per New Store

Source: Management’s Long Range Plan

Notes: All sensitivities reflect the midpoint terminal trailing exit multiple of 5.5x and WACC of 13.0%

Confidential 29

PERELLA WEINBERG

PARTNERS

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POTENTIAL STRATEGIC BUYERS - US

(US$ in millions)

COMPANY	FINANCIAL SUMMARY		CAPITALIZATION		RATIONALE	CONSIDERATIONS	POTENTIAL INTEREST
POTENTIAL US BUYERS							
ascena retail group inc.	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $4,868 58% 498 10%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$3,277 3,438 6.9x B+ 3.8x 0.7x	▪ Acquisition-driven retailer focused on niche concepts in value retailing ▪ Stated preference for brands that operate largely outside the mall and have a lack of clear competitors ▪ Lacks a teen focused concept	▪ Recently completed Charming Shoppes acquisition; appetite for another large-scale acquisition in the near term unclear	
WAL★MART	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $470,301 24% 36,495 8%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$251,134 304,057 8.3x A+ 2.3x 1.7x	▪ Consistent with focus on value retailing ▪ May view acquisition as a solution for apparel/fashion strategy	▪ Has not executed acquisitions of specialty retail companies historically ▪ Not an operator of small-store formats	
TJX	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $25,399 28% 3,555 14%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$33,320 32,309 9.1x A+ 2.1x 0.2x	▪ Strong off-price focus, with low cost operations and flexible business model	▪ Not an active acquirer; company has been focused on growing existing brands domestically and internationally ▪ Not an operator of small-store formats	
ROSS DRESS FOR LESS	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $9,652 28% 1,481 15%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$14,010 13,438 9.1x A+ 1.8x 0.1x	▪ Currently operates two off-price brands targeting value-conscious consumer between the ages of 18 and 54; may view Heat as an opportunity to capture a younger value-conscious demographic	▪ Has not been an active acquirer of companies historically ▪ Not an operator of small-store formats	

Strong Limited

Source: Factset, CapitalIQ as of October 31, 2012

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POTENTIAL STRATEGIC BUYERS - INTERNATIONAL

(US$ in millions)

COMPANY	FINANCIAL SUMMARY		CAPITALIZATION		RATIONALE	CONSIDERATIONS	POTENTIAL INTEREST
POTENTIAL ASIAN BUYERS							
FAST RETAILING	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $13,129 51% 2,074 16%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$20,937 17,826 8.6x n/a 4.9x 0.1x	• Desire to expand using M&A – Acquisition history includes Theory (two-stage completed in 2009), Helmut Lang (2007) and Princesse Tam.Tam (2006)	• May be more focused to invest capital into Uniqlo as core growth driver in the United States	◔
THE E-LAND GROUP	***2012 Estimates*** Revenues	 $1,204			• Utilizing aggressive acquisition strategy to expand globally – Public bidder for other U.S. assets	• Relatively small presence outside of South Korea (~18% of revenue) • Unclear interest in value retailing	◔
POTENTIAL EUROPEAN BUYERS							
INDITEX	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $20,565 60% 5,152 25%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$79,511 74,962 14.6x n/a 3.2x 0.0x	• Strong global fast-fashion operator • Expands U.S. footprint	• Focused on Asia and emerging markets growth • Limited M&A track record in the U.S.	◔
H&M	***2012 Estimates*** Revenues Gross Margin EBITDA EBITDA Margin	 $18,202 60% 3,846 21%	Market Cap Enterprise Value EV / 2012 EBITDA S&P Rating Adj. Debt / EBITDAR Debt / EBITDA	$55,997 52,842 13.7x n/a 4.2x 0.0x	• Strong global fast-fashion operator • Expands U.S. footprint	• Limited M&A track record	◔

● Strong ○ Limited

Source: Factset, CapitalIQ as of October 31, 2012

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LEVERAGED BUYOUT ANALYSIS

(US$ in MM, except per share amounts)

TRANSACTION SUMMARY

Acquisition at $42.65, at 41.6% premium to the stock price of $30.11 on 10/31/2012

– Price representing the 20.0% IRR, midpoint of LBO valuation range

Total leverage of 5.0x LTM EBITDA (6.2x EBITDAR)

– 3.0x Term Loan at LIBOR + 500 bps

– 2.0x Subordinated Debt at 10.0%

Assumes a “management promote” equivalent to 7.5% of incremental equity value created

Assumes minimum cash requirement of $25 million

Transaction date as of 1/31/2013

SOURCES AND USES USES OF FUNDS Purchase Equity Transaction Expenses Deferred Financing Fees Total Uses SOURCES OF FUNDS Excess Cash Term Loan Subordinate Debt Sponsor Equity Total Sources PURCHASE PRICE SUMMARY Price per Share Premium over Current Price Market Value of Equity Less: Net Cash Enterprise Value EV/EBITDA LTM 2012E 2013E Price/Earnings 2012E 2013E PRICE (1) LEVERAGE (2)

Value ($MM) $1,066 16 12 $1,093 Multiple of LTM EBITDA 3.0x 2.0x Metric $96 105 124 $1.83 2.15 ILLUSTRATIVE RETURNS SENSITIVITY Entry Price $37.65 $40.15 $42.65 $45.15 $47.65 Entry Price $37.65 $40.15 $42.65 $45.15 $47.65

% of Total 97.5% 1.5% 1.1% 100.0% Value ($MM) $55 314 209 515 $1,093 Current $30.11 $743 (57) $686 7.1x 6.6 5.5 16.5x 14.0 Implied Premium 25.0% 33.3% 41.6% 49.9% 58.2% Implied Premium 25.0% 33.3% 41.6% 49.9% 58.2%

% of Total 5.0% 28.7% 19.1% 47.1% 100.0% Offer $42.65 41.6% $1,066 (57) $1,009 10.5x) 9.6 8.1 23.4x 19.8 2012E Multiple 8.4x 9.0x 9.6x 10.3x 10.9x 2012E Multiple 8.4x 9.0x 9.6x 10.3x 10.9x	Trailing Exit Multiple 5.0x 24% 21% 18% 15% 13% Leverage (EBITDA / EBITDAR Multiple) 4.5x/5.9x 25% 22% 19% 16% 14%	5.5x 27% 23% 20% 17% 15% 5.0x/6.2x 27% 23% 20% 17% 15%	6.0x 29% 25% 22% 19% 17% 5.5x/6.5x 29% 25% 21% 18% 16%

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. IRR valuation range as of October 231 2012

(1) Assuming 5.0x leverage (2) Assuming 5.5x exit multiple

Confidential 32

PERELLA WEINBERG

PARTNERS

DRAFT

IMPACT OF LEVERAGE ON LBO ACTIVITY

12.0x 9.8x 10.0x 8.2x 8.0x 6.0x 4.0x 2.0x 0.0x	6.3x 2000	6.1x 2001	6.5x 2002	7.1x 2003	LBO PURCHASE PRICE MULTIPLES (1) 9.5x 8.6x 7.9x 7.4x 2004 2005 2006 2007 2008 2009	8.5x 2010	9.1x 2011	8.7x 1Q- 3Q12	9.6x 3Q12

AVERAGE DEBT MULTIPLES OF LBO LOANS(2)

7.0x 50% 6.2x 6.0x 6.0x 45% 5.4x 5.3x 5.2x 5.1x 5.0x 4.6x 4.8x 4.9x 4.7x 40% 4.2x 4.1x 4.0x 4.0x 4.0x 35% 3.0x 30% 2.0x 25%

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q- 3Q12

Total Leverage

Equity Contribution

3Q12

Source: S&P Leveraged Lending Industry Review as of 3Q 2012

Notes: (1) Large corporations defined as those with $50M or more of EBITDA; total Sources/adjusted Pro Forma Trailing EBITDA; prior to 2003 Media, Telecom, Energy and

Utility Deals, were excluded. Outliers, regardless of the industry, are excluded

(2) Large corporate defined as issuers with EBITDA of more than $50M; excludes media and telecom loans; EBITDA adjusted for prospective cost savings or synergies

Confidential 33

PERELLA WEINBERG

PARTNERS

PERELLA WEINBERG

PARTNERS

DRAFT

RECENT LEVERAGE IN CONSUMER / RETAIL BUYOUTS

RECENTLY ANNOUNCED PRIVATE EQUITY TRANSACTIONS

Date Announced 5/1/12 5/1/12 2/24/12 10/11/11 6/29/11 12/23/10 11/25/10 11/23/10 10/11/10 9/2/10 8/17/10 7/15/10 7/12/10 5/21/10 5/3/10

Acquiror WOLVERINE GOLDEN GATE CAPITAL Centerbridge Investor Group ARES CPP INVESTMENT BOARD LG&P LG&P KKR VESTAR CAPITAL PARTNERS TPG LG&P Bain Capital 3G CAPITAL Reynolds THE CARLYLE GROUP APOLLO Goldman Sachs OAK HILL CAPITAL PARTNERS

	Target COLLECTIVE BRANDS INC. KENNETH COLE BJ’S JO-ANN DEL MONTE FOODS J.CREW GYMBOREE BURGER KING PACTIV NBTY MICHAEL FOODS	Enterprise Value ($Bn) $1.8 1.1 0.2 1.4 2.7 1.6 5.3 2.7 1.7 4.2 6.1 3.7 1.0 1.7 0.6	EV/ LTM EBITDA 8.1x 8.7 11.6 9.4 7.4 8.1 8.8 8.6 8.2 9.0 8.6 8.1 6.6 7.8 7.4	Debt / LTM EBITDA NA 5.2 4.5 6.4 5.0 5.0 6.5 5.7 5.8 6.3 7.1 5.6 4.4 5.6 5.2	Adj. Debt / EBITDAR(1) 6.4x 6.0 6.5 6.8 6.0 6.3 NA 6.3 6.6 6.8 NA 5.9 5.7 NA 6.2

Average Median	8.4x 8.2x	5.6x 5.6x	6.3x 6.3x

Source: Company Filings, Press Releases, MergerMarket, Capital IQ, Dealogic

Notes: (1) Rent capitalized at 8x included in adjusted debt / EBITDAR calculation

Confidential 34

DRAFT

POTENTIALLY INTERESTED PRIVATE EQUITY FIRMS

POTENTIAL BUYERS	FUND SIZE	PRECEDENT INVESTMENTS	
Apax Partners	$15.4Bn	• Tommy Hilfiger • Bob's Discount Furniture	• CBR Group • Van Heusen • New Look Group
Apollo	$14.9Bn	• Claire's Stores • Linens 'n Things	• Lamonts Apparel • GNC
Ares	$6.0Bn	• National Bedding • Simmons Bedding	• GNC • 99 Cents Only
Bain Capital	$11.5Bn	• Burlington Coat Factory • Dunkin' Brands	• Gymboree • Michael's Stores • Toys "R" Us
The Blackstone Group	$13.5Bn	• Columbia House • Home Décor Group	• Spirit Group • Michael's Stores
The Carlyle Group	$13.7Bn	• Dr. Pepper/Seven Up • Dunkin' Brands	• NBTY • Oriental Trading
Cerberus Capital Management, L.P.	$7.5Bn	• Albertson's • Fila	• Mervyn's • Rafaella Sportswear
Golden Gate Capital	$9.0Bn	• Apogee Retail • Blair • Eddie Bauer	• Express • J. Jill • Rocket Dog
Irving Place Capital	$2.7Bn	• Everything But Water • PlayCore Holdings	• Vitamin Shoppe • New York & Co.

POTENTIAL BUYERS	FUND SIZE	PRECEDENT INVESTMENTS	
KKR	$17.6Bn	• Dollar General • Pets at Home • Royal Vendex	• Safeway • Toys "R" Us
LG&P	$5.3Bn	• David's Bridal • J. Crew • BJs Wholesale	• The Container Store • Jo-Ann • Neiman Marcus
Lion Capital	$5.0Bn	• American Apparel • HEMA	• Jimmy Choo • La Senza
Oaktree	$8.0Bn	• Maidenform • Tumi	• AdvancePierre Foods
Permira	$13.5Bn	• Hugo Boss & Valentino • Cortefiel • New Look	• Takko ModeMarky • Vogele
Sun Capital Partners, Inc.	$5.0Bn	• Hanna Andersson • Kellwood Company	• Lee Cooper • Limited Stores
THL Partners	$10.1Bn	• Dunkin' Brands • Finlay Enterprises	• Michael Foods • Simmons
TPG	$19.0Bn	• Neiman Marcus	• J. Crew • Republic
Warburg Pincus	$15.0Bn	• Neiman Marcus	

Source: Company Website and Capital IQ

Perella Weinberg Partners

Confidential

35

DRAFT

LEVERAGED RECAPITALIZATION ANALYSIS

(US$ in MM, except per share amounts)

SHARE REPURCHASE ASSUMPTIONS Assumed Buyback Price (1) Size of Repurchase (2) Shares Repurchased % of Shares Outstanding LRP 2013E EPS Pro Forma 2013E EPS Assumed NTM P/E Multiple Pro Forma Share Price as of 1/31/2013

$39.87 $209 5.249 20.9% $2.15 2.39 14.5x $34.67

PRO FORMA CAPITALIZATION AND EPS 1/31/2013 Adjustment Pro Forma Debt & Cash Debt 0 $209 $209 Cash (3) 80 0 80 Net Debt ($80) $130 Key Statistics Debt / LTM EBITDA 0.0x 2.0x Adjusted Debt / LTM EBITDAR 3.2x 4.4x Net Debt / LTM EBITDA (0.8x) 1.2x 2013E EPS $2.15 $2.39 % Accretion / (Dilution) 11.1%

Adjusted Debt / LTM EBITDA 0.5x 1.0x 1.5x 2.0x

TOTAL PRO FORMA VALUE PER SHARE – SENSITIVITY ANALYSIS P/E Approach EBITDA Approach Pro Forma Pro Forma Debt/ % of Shares Price / NTM Earnings EV / NTM EBITDA LTM EBITDAR Repurchased 13.5x 14.5x 15.5x 5.4x 5.9x 3.5x 5.2% $30.18 $32.28 $34.38 $29.71 $32.35 3.8x 10.5% 31.04 33.07 35.10 29.15 31.95 4.1x 15.7% 31.91 33.87 35.83 28.43 31.40 4.4x 20.9% 32.78 34.67 36.56 27.54 30.69

6.4x $34.99 34.74 34.37 33.84

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Shaded columns represent the current NTM multiples

(1) Based on 15.0% premium to projected share price of $34.67, implied by 14.5x P/NTM Earnings multiple

(2) Based on issuing new debt of $209mm, reflecting Debt/LTM EBITDA ratio of 2.0x

(3) Based on using all operational excess cash (after capex) generated after 1/31/2013 for debt repayment, keeping end of year cash balance constant

Confidential 36

PERELLA WEINBERG

PARTNERS

DRAFT

IV. PROCESS CONSIDERATIONS AND NEXT STEPS

PERELLA WEINBERG

PARTNERS

DRAFT

COMMITTEE OPTIONS AND DECISION POINTS

1. Terminate discussions; pursue current plan

– Potentially consider a proposal in 2013

2. Entertain a proposal now

– Agree on message, protocol, steps, and timing

3. Pursue a transaction with a pre-agreement process to solicit other buyers

– Dependent on price and evaluation of effectiveness of pre-agreement process vs. post-agreement only process

– Limited market check vs. broad solicitation

– May be coupled with a “go shop”

4. Pursue a transaction with a post-agreement process to solicit other buyers (“go shop”)

– Dependent on price and evaluation of effectiveness of post-agreement process vs. pre-agreement process

Confidential 38

PERELLA WEINBERG

PARTNERS

DRAFT

SUMMARY OF APAX'S U.S. GO-PRIVATE TRANSACTIONS

Apax Partners has led 6 go-private transactions involving U.S.-listed companies; of those, 3 transactions involved a go-shop provision: Apax did not have an incumbent stake in any of these situations

Overview of Apax's U.S. Go-Private Transactions

Target	Transaction Value	Initial Bid ($/share)	Final Bid ($/share - % Premium)	# of Bids	Initiated by Apax?	Special Committee	Process Dynamics	Exclusivity Period	Premium (1-Day)	Premium (30-Day)
"GO-SHOP" TRANSACTIONS										
Kinetic Concepts (7/13/2011)	$6,300	$63.00-$65.00	$68.50 (8.7%-5.4%)	4	Yes	No	Exclusive negotiation [1]	30 days	16.5%	21.0%
Epicor Software (4/4/2011)	976	$10.50	$12.50 (19.0%)	5	Yes	No [4]	Limited auction [3]	20 days	11.2%	18.9%
Hub International (2/25/2007)	1,803	$37.67	$41.50 (10.2%)	3	Yes	Yes [13]	Exclusive negotiation [10]	At least 2 weeks	20.3%	26.9%
OTHER TRANSACTIONS										
Bankrate (7/22/2009)	$571	$30.00	$28.50 (-5.0%)	3[7]	No [12]	Yes [8]	Limited auction [7]	20 days	15.8%	15.2%
Trizetto (4/11/2008)	1,609	$21.00-$23.00	$22.00 (4.8%-(4.3%))	6	Yes	No	Broad auction	None	25.2%	26.0%
Tommy Hilfiger (12/23/2005)	1,589	$14.50	$16.80 (15.9%)	4	No [14]	No [15]	Broad auction [14]	None	5.0%	(4.3%)

Notes: See appendix for further details on transactions listed and for the footnotes

Perella Weinberg Partners

Confidential

39

DRAFT

SUMMARY OF KEY TERMS OF GO-SHOP PROVISIONS OF APAX-LED DEALS

Reverse Termination Target Kinetic Concepts (7/13/2011) Epicor Software (4/4/2011) Hub International (2/25/2007)	Go Shop Days 41 days 30 days 40-45 days	Overview of Apax’s U .S. Contractual Match? Yes Yes No (11)

Go-Private Transactions Termination Fee Fee Pre-Agreement Market (% of Equity Value) (% of Equity Value) Check? $51.8mm / $155.4mm $317mm No (0.9%-0.7%) (2) (5.6%) $15mm / $40mm $60mm Yes (1.8%/4.8%) (5) (7.2%) $53mm N/A No (3.1%)

Notes: See appendix for further details on transactions listed and for the footnotes

Confidential 40

PERELLA WEINBERG

PARTNERS

DRAFT

LIMITED EXAMPLES OF SUCCESSFUL GO-SHOP PROCESSES

There have been limited examples of transactions successfully completed pursuant to a go-shop process; of the selected 151 "go-shops" announced in the last 10 years, less than 10% were eventually sold to a subsequent "go-shop" buyer; approximately two thirds of successful go-shop buyers have been strategic players

	TRANSACTIONS	
	Number of Deals with Go Shop Provision	Successful Go Shops (% of Total)
Initial Private Equity Buyer	100	14 deals (14.0% of total)
Median 1-Month Premium	26.7%	
Initial Strategic Buyer	51	1 deal (2.0% of total)
Median 1-Month Premium	35.3%	
Total	151	15 deals (9.9% of total)
Median 1-Month Premium	28.5%	

No	Target	Initial Buyer	Successful Go-Shop Buyer	Strategic Buyer	Year
1	Quest Software	Insight Venture Partners, Vector Capital	Dell, Inc.	✓	2012
2	Dynamex	Greenbriar Equity	TransForce	✓	2010
3	CKE Restaurants	Thomas H. Lee Partners	Apollo		2010
4	Silicon Storage Technology	Prophet Equity	Microchip Technology	✓	2009
5	AMICAS, Inc.	Thoma Bravo	Merger Healthcare Solutions	✓	2009
6	SumTotal Systems	Accel-KKR	Vista Equity Partners		2009
7	Barclays Global Investors	CVC Capital Partners	Blackrock	✓	2009
8	Greenfield Online	Quadrangle Group	Microsoft Corporation	✓	2008
9	Catalina Marketing Corporation	ValueAct Capital	Hellman & Friedman		2007
10	Everlast Worldwide	Seneca Capital, GLG Ore Hill, Gracie Capital	Sports Direct International	✓	2007
11	CEVA Freight	The Woodbridge Company, Centerbridge	CEVA Inc.	✓	2007
12	Aeroflex Holding	General Atlantic, Francisco Partners	Veritas/Golden Gate/Goldman		2007
13	Triad Healthcare	Goldman Sachs, CCMP Capital	Community Health Systems	✓	2007
14	Maytag Corporation	Goldman Sachs, Ripplewood	Whirlpool Corporation	✓	2005

Source: Capital IQ
Notes: Data based on transactions with a go-shop provision, strategic and go-private, in the last 10 years with transaction size above $100mm, targets in the US
(1) Based on transactions subject to 13E3 disclosure

Perella Weinberg Partners
Confidential
41

DRAFT

KEY CONSIDERATIONS FOR THE SPECIAL COMMITTEE

Is it the right time to pursue a sale of the Company?

– Attractiveness of offer and transaction certainty vs. standalone alternatives

– At what price (today) would it make sense to initiate a process (of any kind) to sell control?

– Likelihood of superior offer from other parties

Company entering critically important selling season

– Valuation impact and management bandwidth issue

– Time required to complete due diligence, announce and close

Apax perspective

– Timing

– Buyer vs. seller, and at what price

– Willingness to participate in a broad auction; and/or agree to minimal break fee, generous go-shop terms, etc.

Favorable credit conditions currently

Pre-agreement market check

– Likelihood of higher offer

– Apax reaction

– Limited vs. broad solicitation

– Risk and impact of potential leaks

– Management disruption

Effectiveness of “go-shop”

– Limited examples of successful go-shop processes

– Likelihood of superior offer from other parties

– Perception of Apax as “incumbent”

– Private equity reluctance to compete against an announced deal with another private equity buyer?

– Apax willingness to support a superior bid

Confidential 42

PERELLA WEINBERG

PARTNERS

DRAFT

V. APPENDIX

PERELLA WEINBERG

PARTNERS

DRAFT

ANALYSIS AT VARIOUS PRICES

($ in millions, except per share data)

Current Illustrative Range

Share Price $30.11 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00

Implied Premium / (Discount) to Current 22.9% 26.2% 29.5% 32.8% 36.2% 39.5% 42.8% 46.1% 49.5%

Implied Premium / (Discount)

52-Week High $33.65 10% 13% 16% 19% 22% 25% 28% 31% 34%

52 Week Low 19.69 88% 93% 98% 103% 108% 113% 118% 123% 129%

Implied Equity Value $743 $920 $946 $972 $998 $1,023 $1,049 $1,075 $1,101 $1,126

Plus Debt 0 0 0 0 0 0 0 0 0 0

Less Cash and Equivalents (57) (57) (57) (57) (57) (57) (57) (57) (57) (57)

Implied Enterprise Value $686 $863 $889 $915 $941 $966 $992 $1,018 $1,044 $1,069

Valuation Multiples Metric

EV/2012E Revenue $914 0.8x 0.9x 1.0x 1.0x 1.0x 1.1x 1.1x 1.1x 1.1x 1.2x

EV/2013E Revenue 1,050 0.7 0.8 0.8 0.9 0.9 0.9 0.9 1.0 1.0 1.0

EV/LTM EBITDA $96 7.1x 9.0x 9.2x 9.5x 9.8x 10.0x 10.3x 10.6x 10.8x 11.1x

LRP

EV/2012E EBITDA 105 6.6 8.3 8.5 8.7 9.0 9.2 9.5 9.7 10.0 10.2

EV/2013E EBITDA 124 5.5 7.0 7.2 7.4 7.6 7.8 8.0 8.2 8.4 8.6

Price/2012E EPS $1.83 16.5x 20.3x 20.8x 21.4x 21.9x 22.5x 23.0x 23.5x 24.1x 24.6x

Price/2013E EPS 2.15 14.0 17.2 17.7 18.1 18.6 19.1 19.5 20.0 20.5 20.9

EV/2012E Revenue $900 0.8x 1.0x 1.0x 1.0x 1.0x 1.1x 1.1x 1.1x 1.2x 1.2x

I/B/E/S CONSENSUS

EV/2013E Revenue 1,024 0.7 0.8 0.9 0.9 0.9 0.9 1.0 1.0 1.0 1.0

EV/2012E EBITDA $104 6.6x 8.3x 8.5x 8.8x 9.0x 9.3x 9.5x 9.8x 10.0x 10.3x

EV/2013E EBITDA 120 5.7 7.2 7.4 7.6 7.8 8.1 8.3 8.5 8.7 8.9

Price/2012E EPS $1.85 16.3x 20.0x 20.5x 21.1x 21.6x 22.2x 22.7x 23.2x 23.8x 24.3x

Price/2013E EPS 2.15 14.0 17.2 17.7 18.1 18.6 19.1 19.5 20.0 20.5 20.9

Source: Company filings, FactSet; Data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

Confidential 44

PERELLA WEINBERG

PARTNERS

DRAFT

RELATIVE OPERATING METRICS: 2011A

Heat's operating margins (EBITDA and EBIT) align with its broader teen peers but is below profit margins observed for high growth operators


EBITDA MARGIN
Median 12.6%
Median 13.4%
Median 7.7%
Median 16.0%
Median 22.4%
Median 13.6%
11%
13%
13%
8%
14%
12%
19%
13%
9%
8%
8%
7%
7%
2%
(4%)
NA
25%
18%
18%
16%
15%
13%
11%
31%
25%
23%
22%
20%
14%
14%
14%
13%
Heat
Abercrombie
American Eagle
Aeropostale
Zumiez
Tilly's
Jos A Bank
CATO
Destination
Wet Seal Inc.
Casual Male
Hot Topic
BEBE
Citi Trends
Pacific Sunwear
Christopher
Buckle
Guess? Inc.
Limited Brands
Urban Outfitters
Chico's
Gap Inc.
Ann
Lululemon
Francesca's
Vera Bradley
TUMI
Fossil
Under Armour
Ross Stores
ASNA
TJX

- Other Teen Peers
- Growth Teen Peers
- Mid-Cap Specialty Peers
- Large-Cap Specialty Peers
- High Growth Peers
- Off Price Peers


EBIT MARGIN
Median 7.6%
Median 9.8%
Median 2.3%
Median 11.5%
Median 19.6%
Median 10.8%
8%
8%
8%
5%
11%
9%
16%
7%
5%
3%
2%
1%
(2%)
(9%)
NANA
22%
16%
15%
12%
10%
10%
7%
29%
23%
21%
18%
18%
11%
12%
11%
11%
Heat
American Eagle
Abercrombie
Aeropostale
Zumiez
Tilly's
Jos A Bank
Destination
Wet Seal Inc.
BEBE
Hot Topic
Casual Male
Citi Trends
Pacific Sunwear
CATO
Christopher
Buckle
Guess? Inc.
Limited Brands
Urban Outfitters
Chico's
Gap Inc.
Ann
Lululemon
Francesca's
Vera Bradley
Fossil
TUMI
Under Armour
Ross Stores
TJX
ASNA

Source: Company Filings, Factset market data as of October 31, 2012
Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

PERELLA WEINBERG PARTNERS
Confidential
45

DRAFT

RELATIVE OPERATING METRICS: 2013E

Heat's operating margins (EBITDA and EBIT) align with its broader teen peers but is below profit margins observed for high growth operators

EBITDA MARGIN



Median 13.4%
Median 13.8%
Median 7.0%
Median 15.6%
Median 22.3%
Median 14.4%
12%
17%
13%
9%
16%
12%
18%
14%
9%
9%
8%
6%
5%
4%
2%
0%
25%
20%
18%
16%
15%
14%
12%
31%
27%
23%
22%
20%
14%
16%
14%
12%
Heat
American Eagle
Abercrombie
Aeropostale
Zumiez
Tilly's
Jos A Bank
CATO
Hot Topic
Destination
Casual Male
BEBE
Citi Trends
Wet Seal Inc.
Pacific Sunwear
Christopher
Buckle
Limited Brands
Urban Outfitters
Chico's
Gap Inc.
Guess? Inc.
Ann
Lululemon
Francesca's
Vera Bradley
TUMI
Fossil
Under Armour
Ross Stores
TJX
ASNA

Other Teen Peers
Growth Teen Peers
Mid-Cap Specialty Peers
Large-Cap Specialty Peers
High Growth Peers
Off Price Peers

EBIT MARGIN



Median 8.4%
Median 10.2%
Median 3.5%
Median 12.3%
Median 20.2%
Median 12.2%
8%
14%
8%
6%
12%
8%
16%
11%
6%
5%
4%
3%
2%
1%
(2%)
(4%)
22%
17%
14%
12%
12%
11%
8%
28%
24%
21%
20%
17%
12%
13%
12%
9%
Heat
American Eagle
Abercrombie
Aeropostale
Zumiez
Tilly's
Jos A Bank
CATO
Destination
Casual Male
Hot Topic
BEBE
Citi Trends
Wet Seal Inc.
Pacific Sunwear
Christopher
Buckle
Limited Brands
Urban Outfitters
Gap Inc.
Chico's
Guess? Inc.
Ann
Lululemon
Francesca's
Vera Bradley
TUMI
Fossil
Under Armour
Ross Stores
TJX
ASNA

Source: Company Filings, Factset market data as of October 31, 2012

Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

PERELLA WEINBERG PARTNERS
Confidential
46

DRAFT

RELATIVE GROWTH METRICS VS. SELECTED PEERS

The Company’s comp store sales performance is on the low end of its teen peers and is consistent with mature retail operators

Heat’s topline growth aligns with the high growth teen peers

There is a high correlation between topline growth and valuation multiple in the retail universe

2010A-2011A AVERAGE COMP STORE SALES

Median 1.0%

6% 1% 1% (4%)

Heat

Abercrombie

American Eagle

Aeropostale

Median 9.5%

10% 9%

Zumiez

Tilly’s

Median 0.8%

10% 7% 3% 2% 1% 1% (2%) (3%) (4%) (5%)

Destination

Jos A Bank

BEBE

Casual Male

CATO

Wet Seal Inc.

Hot Topic

Christopher

Pacific Sunwear

Citi Trends

Median 6.5%

10% 9% 8% 5% 0% NA (1%)

Limited Brands

Ann

Chico’s

Buckle

Urban Outfitters

Gap Inc.

Guess? Inc.

Median 18.4%

25% 18% 13% NANANA

Lululemon

Vera Bradley

Francesca’s

Under Armour

Fossil

TUMI

Median 5.0%

6% 5% 4%

ASNA

Ross Stores

TJX

2011A-2013E SALES CAGR

16%

Heat

Median 6.3%

6% 6% 4%

American Eagle Abercrombie Aeropostale

Median 17.3%

18% 17%

Tilly’s

Zumiez

Median 1.9%

11% 5% 5% 3% 2% 2% 1% 0% (2%) (3%)

Jos A Bank

Hot Topic

Casual Male

Citi Trends

Christopher

CATO

BEBE

Destination

Pacific Sunwear

Wet Seal Inc.

Median 4.9%

14% 11% 8% 5% 5% 2% 2%

Chico’s

Urban Outfitters

Ann

Gap Inc.

Buckle

Limited Brands

Guess? Inc.

Median 20.6%

34% 30% 23% 19% 15% 13%

Francesca’s

Lululemon

Under Armour

TUMI

Vera Bradley

Fossil

Median 9.5%

28% 9% 8%

ASNA

Ross Stores

TJX

Other Teen Peers

Growth Teen Peers

Mid-Cap Specialty Peers

Large-Cap Specialty Peers

High Growth Peers

Off Price Peers

Source: Company Filings, Factset market data as of October 31, 2012

Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

PERELLA

WEINBERG

PARTNERS

Confidential 47

DRAFT

RELATIVE GROWTH METRICS VS. SELECTED PEERS

Heat's earnings growth (EBITDA and EPS) aligns with its broader teen peers but is below growth levels observed for high growth operators

2011A – 2013E EBITDA CAGR



Median 9.9%
Median 18.4%
Median 7.1%
Median 11.3%
Median 20.6%
Median 14.4%
18%
24%
10%
7%
22%
14%
59%
22%
10%
9%
5%
(3%)
(9%)
(27%)
NA
NA
19%
17%
13%
11%
8%
4%
(10%)
39%
29%
25%
19%
15%
10%
20%
14%
14%
Heat
American Eagle
Aeropostale
Abercrombie
Zumiez
Tilly's
Citi Trends
Hot Topic
Casual Male
Jos A Bank
CATO
Destination
BEBE
Wet Seal Inc.
Christopher
Pacific Sunwear
Urban Outfitters
Chico's
Gap Inc.
Ann
Limited Brands
Buckle
Guess? Inc.
Francesca's
Lululemon
Under Armour
TUMI
Vera Bradley
Fossil
ASNA
Ross Stores
TJX

- Other Teen Peers
- Growth Teen Peers
- Mid-Cap Specialty Peers
- Large-Cap Specialty Peers
- High Growth Peers
- Off Price Peers

2011A – 2013E EPS CAGR



Median 14.0%
Median 11.2%
Median (1.2%)
Median 22.0%
Median 21.0%
Median 17.7%
18%
34%
14%
14%
23%
(0%)
62%
23%
10%
9%
2%
(4%)
(9%)
(44%)
(45%)
(56%)
27%
25%
23%
22%
12%
4%
(10%)
52%
33%
27%
15%
15%
10%
18%
18%
17%
Heat
American Eagle
Abercrombie
Aeropostale
Zumiez
Tilly's
Hot Topic
BEBE
Jos A Bank
Citi Trends
CATO
Destination
Casual Male
Wet Seal Inc.
Pacific Sunwear
Christopher
Urban Outfitters
Gap Inc.
Ann
Chico's
Limited Brands
Buckle
Guess? Inc.
Francesca's
Lululemon
Under Armour
Fossil
Vera Bradley
TUMI
TJX
ASNA
Ross Stores

Source: Company Filings, Factset market data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

PERELLA WEINBERG PARTNERS

Confidential

48

DRAFT

INDUSTRY LEVERAGE BENCHMARKS

DEBT / 2012E EBITDA

0.0x

Heat

Median 0.0x

01x. 0.0x 0.0x

Abercrombie

American Eagle

Aeropostale

Median 0.0x

0.1x 0.0x

Tilly’s

Zumiez

Median 0.0x

0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x NMNM

Destination

Jos A Bank

CATO

Hot Topic

BEBE

Wet Seal Inc.

Casual Male

Citi Trends

Christopher

Pacific Sunwear

Median 0.0x

2.2x 0.7x 0.0x 0.0x 0.0x 0.0x 0.0x

Limited Brands

Gap Inc.

Urban Outfitters

Buckle

Chico’s

Guess? Inc.

Ann

Median 0.2x

0.7x 0.3x 0.2x 0.2x 0.1x 0.0x

TUMI

Under Armour

Vera Bradley

Fossil

Francesca’s

Lululemon

Median 0.2x

0.7x 0.2x 0.1x

ASNA

TJX

Ross Stores

ADJUSTED DEBT / 2012E EBITDAR

3.1x

Heat

Median 3.5x

3.7x 3.5x 2.7x

Aeropostale Abercrombie American Eagle

Median 3.3x

3.3x 3.3x

Tilly’s

Zumiez

Median 4.8x

8.9x 8.5x 6.4x 4.9x 4.8x 4.6x 3.6x 2.5x 2.0x NM

Wet Seal Inc.

Pacific Sunwear

BEBE

Destination

Citi Trends

Casual Male

Hot Topic

CATO

Jos A Bank

Christopher

Median 3.2x

3.5x 3.4x 3.4x 3.2x 2.6x 2.1x 1.4x

Ann

Limited Brands

Guess? Inc.

Gap Inc.

Chico’s

Urban Outfitters

Buckle

Median 1.3x

2.0x 1.5x 1.5x 1.1x 1.1x 1.1x

TUMI

Francesca’s

Fossil

Lululemon

Under Armour

Vera Bradley

Median 2.1x

3.8x 2.1x 1.8x

ASNA

TJX

Ross Stores

Other Teen Peers

Growth Teen Peers

Mid-Cap Specialty Peers

Large-Cap Specialty Peers

High Growth Peers

Off Price Peers

Source: Company Filings, Factset market data as of October 31, 2012

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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DRAFT

P/E MULTIPLE BENCHMARKING

P/E VS. SAME STORE SALES GROWTH

P / 2012E EPS

50x

40

R2=0.4455

30

20

Heat

10

0

0 10 20 30

2010-11A Avg. Comp Sales Growth

P/E VS. REVENUE CAGR

P / 2012E EPS

50x

40

R2=0.6204

30

20

Heat

10

0

0% 10% 20% 30% 40%

2011A-13E Revenue CAGR

P/E VS. EPS GROWTH

P / 2012E EPS

50x

40

R2=0.2069

30

20

Heat

10

0

0% 10% 20% 30%

2011A-13E

EPS CAGR

P/E VS. IBES LTGR

P / 2012E EPS

50x

40

30

R2=0.1828

20

Heat

10

0 10 20 30

IBES LT EPS Growth

Source: Factset market data as of October 31, 2012; represents price to next twelve months’ EPS estimate

Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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DRAFT

EV/EBITDA MULTIPLE BENCHMARKING

EV/EBITDA VS. SAME STORE SALES GROWTH

EV / 2012E EBITDA

30x

20

R2=0.6069

10

Heat

0 0 10 20 30

2010-11A Avg. Comp Sales Growth

EV/EBITDA VS. REVENUE CAGR

EV / 2012E EBITDA

30x

R2 = 0.6804

20

10 Heat

0

0% 5% 10% 15% 20% 25% 30% 35%

2011A-13E Revenue CAGR

EV/EBITDA VS. EBITDA GROWTH

EV / 2012E EBITDA

30x

20

R2=0.1457

10

Heat

0

0% 5% 10% 15% 20% 25% 30% 35%

2011A-13E EBITDA CAGR

EV/EBITDA VS. IBES LTGR

EV / 2012E EBITDA

30x

20

R2=0.1044

10 Heat

0

10 20 30 40

IBES LT EPS GROWTH

Source: Factset market data as of October 31, 2012

Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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DRAFT

ESTIMATED E-COMMERCE CONTRIBUTION TO TOTAL SALES – SELECTED PEERS

E-COMMERCE TO TOTAL SALES

40%

30%

30%

20%

20%

20%

12.50%

10%

10%

5%

5%

5%

0%

The Limited (Victoria’s Secret)

Abercrombie & Fitch

Urban Outfitters

American Eagle Outfitters

The Gap

The Limited (Bath & Body Works)

Ascena

Heat (2017)

Source: Equity research estimates and Heat management Long Range Plan

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DRAFT

EV/EBITDA MULTIPLE SINCE IPO

Heat was awarded a “high growth” multiple at the time of its IPO when the company was posting high single digit comp, in line with high growth peers

Beginning in August 2010, the Company’s multiple has come under pressure as Heat posted negative to low single digit quarterly comps; Company currently trades in line with mature peers, at a discount to high growth peers

Heat Growth Teen Other Teen Mid Cap Specialty Off- Price

Current 5.9x 6.2x 3.8x 4.7x 7.9x

1-Yr. Avg. 5.9x 8.4x 4.9x 4.2x 8.2x

2-Yr. Avg. 6.8x 8.9x 4.7x 4.6x 7.3x

Since Jan. 2010 7.6x 8.8x 4.9x 4.9x 6.8x

15.0x

12.0x

9.0x

6.0x

3.0x

0.0x

Off-Price Peers

7.9x

Growth

Teen Peers

6.2x

Heat

5.9x

Mid Cap

Specialty Peers

4.7x

Other

Teen Peers

3.8x

Jan-10

May-10

Aug-10

Dec-10

Apr-11

Jul-11

Nov-11

Feb-12

Jun-12

Oct-12

Source: Factset market data as of October 31, 2012

Notes: Available data for Heat starts on January 14, 2010, 2 months after the IPO Growth Teen Peers include: ZUMZ and TLYS

Other Teen Peers include: ANF NF, ARO and AEO

Mid-Cap Specialty Retail Peers include BEBE, CMRG, CATO, CBK, CTRN, DEST, HOTT, JOSB, PSUN and WTSLA Off-Price Peers include: ROST, ASNA and TJX

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PEG RATIO SINCE IPO

PEG Ratio

Heat S&P 500 Growth Teen Other Teen Mid Cap Specialty Off- Price

Current 0.8x 1.2x 0.9x 1.0x 0.7x 1.2x

1-Yr. Avg. 0.7x 1.1x 1.1x 1.2x 0.8x 1.3x

2-Yr. Avg. 0.8x 1.2x 1.1x 1.1x 0.8x 1.1x

Since Jan. 2010 0.9x 1.2x 1.2x 1.1x 0.9x 1.1x

2.0x

1.5x

1.0x

0.5x

Off-Price Peers

1.2x

Growth

Teen Peers

0.9x

Other

Teen Peers

1.0x

Heat

0.8x

Mid-Cap

Specialty Peers

0.7x

Jan-10

May-10

Aug-10

Dec-10

Apr-11

Jul-11

Nov-11

Mar-12

Jun-12

Oct-12

Source: Factset market data as of October 31, 2012

Notes: Available data for Heat starts on January 14, 2010, 2 months after the IPO

Growth Teen Peers include: ZUMZ and TLYS

Other Teen Peers include: ANF, ARO and AEO

Mid-Cap Specialty Retail Peers include BEBE, CMRG, CATO, CBK, CTRN, DEST, HOTT, JOSB, PSUN and WTSLA

Off-Price Peers include: ROST, ASNA and TJX

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HEAT RESEARCH ANALYSTS’ RETAIL COVERAGE UNIVERSE

AVONDALE BAML JANNEY MONTGOMERY JEFFERIES JP MORGAN NOMURA PIPER JAFFRAY COS

P/ 2012E EPS

LT EPS Growth

Jeff Black

Lorraine Hutchinson

Adrienne E Tennant

Randal J Konik

Brian J Tunick

Paul Lejuez

Stephanie S Wissink

Heat 16.3 16.0%

Growth Companies (out of Total Coverage Universe) 1 / 9 3 / 14 3 / 18 7 / 22 4 / 23 4 / 24 2 / 12

Growth Companies (% of Total Coverage Universe) 11% 21% 17% 32% 17% 17% 17%

HIGH GROWTH COMPANIES

Coach 14.5 15.0%

Fossil 16.3 17.8%

Francesca’s Holdings 30.1 30.8%

Lululemon 38.0 28.5%

Michael Kors 37.5 28.3%

Tilly’s 17.5 17.0%

Tumi 31.4 22.3%

Vera Bradley 18.4 18.5%

Zumiez 15.8 20.0%

MATURE COMPANIES

Abercrombie 12.2x 17.0%

Ann Taylor 15.9 10.0%

Aéropostale 12.6 10.0%

American Eagle Outfitters 15.2 12.0%

Ascena 12.6 15.0%

Bebe Stores 46.3 22.0%

Body Central 11.9 20.0%

Buckle 13.6 10.0%

Chico’s 17.5 15.0%

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Source: Capital IQ

Confidential 55

DRAFT

HEAT RESEARCH ANALYSTS’ RETAIL COVERAGE UNIVERSE (CONT’D)

AVONDALE

BAML

JANNEY MONTGOMERY

JEFFERIES

JP MORGAN

NOMURA

PIPER JAFFRAY COS

P/ 2012E

LT EPS

EPS

Growth

Jeff Black

Lorraine Hutchinson

Adrienne E Tennant

Randal J Konik

Brian J Tunick

Paul Lejuez

Stephanie S Wissink

MATURE COMPANIES

Children’s Place Retail Stores 17.7 8.0%

Gap 16.7 10.0%

Genesco 11.4 18.0%

Guess? 11.4 11.5%

Gymboree n/a n/a

Hot Topic 19.7 26.0%

J Crew n/a n/a

Jos. A Bank 12.5 NA

Limited Brands 16.7 12.9%

Men’s Wearhouse 11.8 8.3%

New York & Company n/a 17.5%

Pacific Sunwear of California NM 7.5%

Regis Corp 20.9 10.0%

Ross Stores 17.4 14.1%

Skullcandy 10.5 20.0%

Talbots n/a n/a

Tiffany 17.6 11.4%

TJX 16.7 12.0%

Urban Outfitters 22.5 18.0%

Wet Seal NM 31.5%

Source: Capital IQ

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DRAFT

LULULEMON ANALYST COVERAGE

No Analyst Firm Growth Retail Coverage vs. Total Coverage Growth Retail Coverage (% of Total)

1 Christopher Graje Argus Research Company 2/29 6.9%

2 John D. Morris BMO Capital Markets 2 / 15 13.3%

3 John Zolidis Buckingham Research Group 1 / 16 6.3%

4 John D. Kernan Cowen and Company 3 / 16 18.8%

5 Christian Buss Credit Suisse 4 / 17 23.5%

6 Andrew Burns D.A. Davidson 2 / 15 13.3%

7 Omar Saad ISI Group 4 / 33 12.1%

8 Adrienne Tennant Janney Montgomery 4 / 18 22.2%

9 Taposh Bari Jefferies & Company 1 / 4 25.0%

10 Edward J. Yuma KeyBanc Capital Markets 5 / 27 18.5%

11 Lizabeth Dunn Macquarie Research 3 / 13 23.1%

12 Kimberly C. Greenberger Morgan Stanley 3 / 19 15.8%

13 Paul Lejuez Nomura Securities 2 / 18 11.1%

14 Pamela Nagler Quintiliano Oppenheimer 2 / 16 12.5%

15 Howard Tubin RBC Capital Markets 2 / 16 12.5%

16 Erika K. Maschmeyer Robert W. Baird 4 / 16 25.0%

17 Sam Poser Sterne Agee & Leach 1 / 16 6.3%

18 Jim Duffy Stifel, Nicolaus 1 / 15 6.7%

19 Roxanne Meyer UBS Investment Bank 2 / 16 12.5%

20 Betty Y. Chen Wedbush Securities 4 / 19 21.1%

21 Sharon Zackfia William Blair & Company 3 / 21 14.3%

Average 15.3%

Median 13.3%

Source: Capital IQ

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DCF ANALYSIS: SENSITIVITIES TO KEY ASSUMPTIONS

SHARE PRICE SENSITIVITY TO COMP AND MARGIN

LRP DCF based on 5.5x LTM EBITDA exit multiple and 13.0% WACC

Comp Sales Growth vs. Gross Margin

Gross Margin

Comp Store Sales Growth

0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

36.0% $26.89 $28.43 $30.01 $31.65 $33.33 $35.07

37.0% 29.91 31.53 33.20 34.92 36.70 38.53

38.0% 32.93 34.63 36.39 38.20 40.06 41.99

39.0% 35.95 37.73 39.57 41.47 43.43 45.45

40.0% 38.97 40.84 42.76 44.75 46.79 48.90

41.0% 41.99 43.94 45.95 48.02 50.16 52.36

42.0% 45.01 47.04 49.14 51.30 53.52 55.82

Comp Sales Growth vs. EBITDA Margin

EBITDA Margin

Comp Store Sales Growth

0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

11.0% $31.46 $32.37 $33.31 $34.28 $35.28 $36.31

11.5% 33.02 33.97 34.96 35.97 37.02 38.10

12.0% 34.57 35.57 36.60 37.66 38.76 39.89

12.5% 36.13 37.17 38.25 39.35 40.50 41.68

13.0% 37.68 38.77 39.89 41.04 42.24 43.46

13.5% 39.24 40.37 41.53 42.74 43.97 45.25

14.0% 40.80 41.97 43.18 44.43 45.71 47.04

SHARE PRICE SENSITIVITY TO NEW STORE OPENINGS, PER STORE SALES AND WORKING CAPITAL MANAGEMENT

New Store Openings

Midpoint

Per Year

DCF Value

80 $35.15

100 39.10

120 43.06

140 47.01

160 50.97

Average Sales Volume

Per New Store

Midpoint DCF Value

$800 $34.54

900 37.38

1,000 40.22

1,100 43.06

1,200 45.90

1300, 48.74

1,400 51.58

Incremental Improvement to A/P to Inventory Ratio

Midpoint DCF Value

(15.0%) $39.92

(10.0%) 40.97

(5.0%) 42.01

0.0% 43.06

5.0% 44.10

10.0% 45.15

15.0% 46.19

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Values as of October 31, 2012. Shaded columns represent the current management case

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VALUE CONTRIBUTION OF CANADA AND E-COMMERCE OPERATIONS

$50.00

LRP DCF based on 5.5x LTM EBITDA exit multiple and 13.0% WACC

$1.81

$43.06

$1.58

$39.66

Opening of 85 stores in

Canada in 2014-2016

$25.00

$0.00

US Retail

Canada

E-Commerce

Total

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Values as of October 31, 2012

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LEVERAGED BUYOUT ANALYSIS

SUMMARY FINANCIAL PROJECTIONS

Fiscal Year of

(US$ millions; except per share)

2012E 2013E 2014E 2015E 2016E 2017E

Revenue $914 $1,050 $1,234 $1,437 $1,668 $1,899

EBITDA 105 124 152 187 226 265

Less: D&A (33) (39) (44) (51) (57) (64)

EBIT $72 $86 $108 $136 $168 $201

Net Income $30 $45 $64 $86 $111

Plus: Depreciation & Amortization 39 44 51 57 64

Plus: Stock Compensation Expense 14 14 19 24 32

Less: Increase in Working Capital 1 (9) (11) (13) (15)

Plus: Other Cash Flows 12 11 11 10 10

Less: Capex (56) (68) (69) (74) (62)

Levered Free Cash Flow $41 $40 $68 $93 $143

DEBT PAYDOWN AND CREDIT STATISTICS

Fiscal Year of

(US$millions; except per share)

2012PF 2013E 2014E 2015E 2016E 2017E

Term Loan $314 $273 $233 $166 $73 $0

Subordinated Debt 209 209 209 209 209 209

Total Debt $523 $483 $443 $375 $282 $209

Less: Cash (25) (25) (25) (25) (25) (95)

Net Debt $498 $458 $418 $350 $257 $114

CREDIT STATISTICS

Total Debt / LTM EBITDA 5.0x 3.9x 2.9x 2.0x 1.2x 0.8x

Total Adjusted Debt / LTM EBITDAR 6.2x 5.6x 4.9x 4.3x 3.7x 3.3x

EBITDA/Interest Expense 2.2x 3.4x 4.4x 5.7x 7.9x 11.3x

(EBITDA-Capex)/Interest Expense 1.0x 1.9x 2.4x 3.6x 5.3x 8.7x

Debt / Capital 50.4% 48.4% 44.1% 37.6% 28.4% 20.3%

Source: Management’s Long Range Plan

Notes: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year. Stock based compensation expense is added back for unlevered free cash flows, however, assumes 7.5% management promote

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DRAFT

WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS

ASSET BETA ANALYSIS

Company	Levered Beta[1]	Debt / Equity	Unlevered Beta [2]
Heat	**1.13**	**0.0%**	**1.13**
Teen Peers			
American Eagle	1.13	0.0%	1.13
Abercrombie & Fitch	1.49	2.9%	1.46
Aeropostale	1.00	0.0%	1.00
Zumiez	1.36	0.3%	1.36
Tilly's	0.35	1.0%	0.35
Teen Peers Mean	**1.07**	**0.8%**	**1.06**
Teen Peers Median	**1.13**	**0.3%**	**1.13**
Mid-Cap Peers			
Jos A Bank	1.08	0.0%	1.08
CATO	1.09	0.0%	1.09
Hot Topic	1.03	0.0%	1.03
BEBE	1.24	0.0%	1.24
Destination Maternity	1.05	6.0%	1.01
Wet Seal	1.15	0.0%	1.15
Casual Male Retail Group	1.48	0.0%	1.48
Citi Trends	1.42	0.0%	1.42
Christopher & Banks	1.37	0.0%	1.37
Pacific Sunwear of California	1.47	62.6%	1.07
Mid-Cap Peers Mean	**1.24**	**6.9%**	**1.19**
Mid-Cap Peers Median	**1.19**	**0.0%**	**1.12**
Blended Mean	**1.18**	**4.8%**	**1.15**
Blended Median	**1.15**	**0.0%**	**1.13**
High	**1.49**	**62.6%**	**1.48**
Low	**0.35**	**0.0%**	**0.35**

WACC ANALYSIS

Cost of Equity	
U.S. Risk Free Rate[3]	3.7%
Unlevered Beta	1.13
Target Debt / Capitalization	0.0%
Relevered Beta	1.13
Equity Risk Premium[4]	6.6%
Adjusted Equity Market Risk Premium	7.5%
Size Premium[4]	1.8%
Cost of Equity	**13.0%**
Cost of Debt	
Cose of Debt (Pre-Tax) [5]	4.0%
Tax Rate	40.0%
Cost of Debt (After-Tax)	**2.4%**
% Debt	0.0%
% Equity	100.0%
Weighted Average Cost of Capital	**13.0%**

Source: Bloomberg, Company Filings

Notes: (1) 5 year unadjusted beta
(2) Assumes 40% tax rate for peers
(3) Based on yield on 10-Year U.S. Government Bond as of October 31, 2012
(4) Based on 2012 Ibbotson Report
(5) Assumed weighted-average cost of refinanced debt

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61

DRAFT

SHAREHOLDER OWNERSHIP PROFILE

INSTITUTIONAL

Institutional Ownership	Shares Held	% of Total Shares Outstanding
T. Rowe Price	2,338,500	9.5%
Wasatch	2,006,868	8.2%
Wellington Management	1,713,498	7.0%
Frontier Capital Management	1,295,997	5.3%
BlackRock	1,091,119	4.5%
The Vanguard Group	888,755	3.6%
M. A. Weatherbie & Co	766,498	3.1%
JPMorgan Investment Management	733,866	3.0%
State Street	567,110	2.3%
Next Century Growth Investors	542,831	2.2%
Wells Capital Management	405,347	1.7%
Goldman Sachs Asset Management	357,818	1.5%
BlackRock Advisors	351,996	1.4%
Dimensional Fund Advisors	338,287	1.4%
MFS Investment Management	284,090	1.2%
American Century Investment Management	279,273	1.1%
Segall, Bryant & Hamill Investment	259,817	1.1%
Dalton, Greiner, Hartman, Maher & Co.	229,691	0.9%
Northern Trust Investments	208,543	0.9%
Emerald Advisers	206,277	0.8%
Top 20 Institutional Holders	**14,866,181**	**60.7%**
Other Institutional Holders	1,324,886	5.4%
Total Institutional	**16,191,067**	**66.1%**

INSIDERS

Insider Ownership	Shares	% of Total Shares Outstanding
Apax Partners	7,091,919	29.0%
Fisch Robert N	931,364	3.8%
Bugnar John Perry	109,493	0.4%
Kucinski Judy M	67,500	0.3%
Reynolds Kim A	26,359	0.1%
Top 5 Insiders	**8,226,635**	**33.6%**
Other Insiders	71,090	0.3%
Total Insider Ownership	**8,297,725**	**33.9%**

SUMMARY



Institutional
66.1%
Insiders
33.9%

Source: Factset LionShare, total share count as of October 31, 2012

Confidential
62

Perella Weinberg Partners

DRAFT

OVERVIEW OF APAX'S U.S. GO-PRIVATE TRANSACTIONS

Apax Partners has been involved in 6 go-private transactions involving U.S.-listed companies; of those, 3 transactions involved a go-shop provision; Apax did not have an incumbent stake in any of these situations

Overview of Apax's U.S. Go-Private Transactions

Target	Initial Bid ($/share)	Final Bid ($/share - % Premium)	# of Bids	Transaction Value	Apax Interest Prior to Transaction	Initiated by Apax?	Special Committee	Process Dynamics	Exclusivity Period	Termination Fee (% of Equity Value)	Reverse Termination Fee (% of Equity Value)	Go Shop Days	Contractual Match	Premium (1-Day)	Premium (30-Day)
"GO-SHOP" TRANSACTIONS															
Kinetic Concepts (7/13/2011)	$63.00-$65.00	$68.50 (8.7%-5.4%)	5	$6,300	No	Yes	No	Exclusive negotiation [1]	30 days	$51.8mm / $155.4mm (0.9%-0.7%) [2]	$317mm (5.6%)	41 days	Yes	16.5%	21.0%
Epicor Software (4/4/2011)	$10.50	$12.50 (19.0%)	5	976	No	Yes	No [4]	Limited auction [3]	20 days	$15mm / $40mm (1.8%/4.8%) [5]	$60mm (7.2%)	30 days	No	11.2%	18.9%
Hub International (2/25/2007)	$37.67	$41.50 (10.2%)	3	1,803	No	Yes	Yes [13]	Exclusive negotiation [10]	At least 2 weeks	$53mm (3.1%)	N/A	40-45 days	No [11]	20.3%	26.9%
OTHER TRANSACTIONS															
Bankrate (7/22/2009)	$30.00	$28.50 (-5.0%)	3[7]	$571	No	No [12]	Yes [8]	Limited auction [7]	20 days	$30mm (4.9%)	$571mm (92.4%)[9]	Not applicable [16]	Yes [17]	15.8%	15.2%
Trizetto (4/11/2008)	$21.00-$23.00	$22.00 (4.8%-(4.3%))	5	1,609	No	Yes	No	Broad auction	None	$50mm (3.5%)	$65mm (4.6%)	Not applicable [16]	Yes [18]	25.2%	26.0%
Tommy Hilfiger (12/23/2005)	$14.50	$16.80 (15.9%)	4	1,589	No	No [14]	No [15]	Broad auction [14]	None	$50mm (2.8%)	$50mm (2.8%)	Not applicable [16]	Not applicable	5.0%	(4.3%)

Source: Company Filings

Notes:
(1) Apax and Kinetic Concepts held exclusive talks prior to contacting and negotiating with other buyers as permitted by the go-shop agreement
(2) $52mm if a transaction is made with an alternative buyer included in the pre-identified go-shop list as part of the merger agreement between Apax and Kinetic Concepts
(3) Board contacted various other parties to seek an alternative proposal for the company, however, other parties later dropped out of the process
(4) Board appointed a committee of independent directors only to oversee the go-shop process
(5) $15mm if a transaction is made with an alternative buyer included in the pre-identified go-shop list as part of the merger agreement between Apax and Epicor
(6) Final bid was lower than the 1st and 2nd bids due to deteriorated financial conditions of Bankrate during the due diligence process
(7) Bankrate evaluated unsolicited inbound inquiries from financial sponsors prior to the transaction, and executed a confidentiality agreement with one other sponsor who ultimately didn't make an offer
(8) Composed of 3 directors, called "disinterested directors" during the process
(9) Under the Merger Agreement, Bankrate could specifically enforce Apax to pay a termination fee to Bankrate equal to the full transaction price if Apax chose to terminate the Merger Agreement
(10) Apax and Hub International held exclusive talks prior to contacting and negotiating with other buyers as permitted by the go-shop agreement
(11) Initial non-binding offer included a provision for the contractual right to match any competing offer. This clause was later removed per the request from Hub board of directors
(12) Apax responded to an inquiry by the company's advisors as part of company's review of its strategic alternatives including a potential acquisition by a sponsor
(13) Composed of 4 directors, called "Disinterested Directors", who had no economic interest and would not retain an economic interest in the Company following the transaction
(13) Company conducted a broad auction process with 2 phases for bids
(14) Company management, as part of its intention to acquire the company, contacted Apax along with certain other financial sponsors, in order to discuss plans to make a joint bid for the Company
(15) Transaction negotiations were conducted by the independent directors. (Following the board meeting to discuss the first bid by two company executives and Apax, the executives left their role at the Company at the request of the Chairman/CEO)
(16) Transaction had a "no-shop" provision with a fiduciary out to accept a superior proposal
(17) Apax was given three-day matching rights followed by three-day "last look" matching rights
(18) Apax was given five-day matching rights followed by two-day "last look" matching rights

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GO-SHOP PERIOD IN RECENTLY ANNOUNCED TRANSACTIONS — LAST 2 YEARS

The go-shop period has averaged ~40 days in recently announced transactions involving a go-shop provision

Announced Date	Target	Acquiror	Transaction Size ($mm)	Go Shop Days
07/16/2012	Par Pharmaceutical Companies Inc.	TPG Capital, L.P.	$2,239	38
05/29/2012	Interline Brands Inc.	Goldman Sachs Group, Merchant Banking Division; P2 Capital	1,134	30
05/22/2012	Benihana Inc.	Angelo, Gordon & Co., Private Equity Group	296	40
05/01/2012	P.F. Chang's China Bistro, Inc.	Centerbridge Partners, L.P.	1,109	30
04/16/2012	The Edelman Financial Group, Inc.	Lee Equity Partners LLC	263	45
11/07/2011	American Dental Partners, Inc.	JLL Partners	396	40
10/03/2011	Pharmaceutical Product Development, LLC	Hellman & Friedman LLC; The Carlyle Group LP (NasdaqGS:CG)	3,875	30
08/03/2011	Global Traffic Network Inc.	GTCR, LLC	277	42
07/13/2011	Kinetic Concepts Inc.	Apax Partners; Canada Pension Plan; Public Sector Pension	6,292	41
07/05/2011	Immucor Inc.	TPG Capital, L.P.	1,945	40
06/13/2011	Gerber Scientific, Inc.	Vector Capital; CITIC Capital Partners	298	45
05/12/2011	DEI Holdings, Inc.	Charlesbank Capital Partners, LLC	114	35
04/26/2011	SMART Modular Technologies (WWH), Inc.	Silver Lake Partners	706	45
04/04/2011	Epicor Software Corporation, Prior to merger with Eagle Parent, Inc.	Apax Partners LLP	1,042	30
04/01/2011	SRA International, Inc.	Providence Equity Partners LLC	1,886	30
03/03/2011	Sotera Defense Solutions, Inc.	Ares Management LLC	313	30
12/23/2010	Jo-Ann Stores, Inc.	Leonard Green & Partners, L.P.	1,664	53
11/25/2010	Del Monte Corporation	Kohlberg Kravis Roberts; Vestar Capital Partners; Centerview Capital	5,482	45
11/23/2010	J. Crew Group, Inc.	Leonard Green & Partners, L.P.; TPG Capital, L.P.	2,991	85
10/27/2010	CommScope, Inc.	The Carlyle Group	4,460	40
10/18/2010	Commercial Barge Line Company	Platinum Equity, LLC	787	40
10/11/2010	The Gymboree Corporation	Bain Capital Private Equity	1,807	40

Average	41
Median	40
Min	30
Max	85

Source: Capital IQ
Notes: Includes go-private transactions in the last 2 years with transaction size above $100mm, targets in the US

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DEBT PRICING IN RECENT LBO TRANSACTIONS

($ in millions)

COMPANY	FINANCIAL SPONSOR	ANNOUNCEMENT DATE	TRANSACTION SIZE	LOAN SIZE	RATINGS (S&P/Moody's)	DEBT PRICING
CAbi Carol Anderson by Invitation	Irving Place Capital	24-Jul-12	NA	$105	NR / NR	L+525
David's Bridal	Clayton Dubilier & Rice	27-Sep-12	$1,050	645	B2 / B	L+375
Ollie's Bargain Outlet	CCMP Capital	12-Sep-12	NA	225	B2 / B	L+500
Party City	THL	10-Jul-12	2,690	1,525	B1 / B	L+450
Payless ShoeSource	Golden Gate Capital	7-Sep-12	NA	555	NR / NR	L+600
Savers	IG&P	13-Jun-12	NA	225	Ba3 / B	L+500
Things Remembered	MDP	24-Apr-12	295	147	B1 / B	L+650

Source: Capital IQ, Standard & Poor's

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HEAT INSTITUTIONAL SHAREHOLDER COST BASIS

	Institutions	Ownership Position Current	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Chg. Since Mar-11	Est. Avg. Cost Basis
1.	T. Rowe Price Associates	2.339	2.339	3.006	2.687	2.697	2.077	2.105	11.1%	$28.10
2.	Wasatch Advisors	2.007	2.007	2.475	1.452	0.000	0.000	0.000	NM	24.88
3.	Wellington Management	1.713	1.713	2.899	2.941	2.370	1.088	0.383	347.7%	27.21
4.	Frontier Capital Management	1.296	1.296	1.356	0.999	0.512	0.000	0.000	NM	26.15
5.	BlackRock Fund Advisors	1.091	1.091	1.033	0.857	0.802	0.796	0.459	137.9%	29.33
6.	The Vanguard Group	0.889	0.889	0.837	0.809	0.767	0.741	0.585	52.0%	30.89
7.	M. A. Weatherbie	0.766	0.766	0.686	0.628	0.571	0.614	0.691	11.0%	27.50
8.	JPMorgan Investment Management	0.734	0.734	0.011	0.011	0.011	0.011	0.000	NM	28.02
9.	State Street Global Advisors	0.567	0.567	0.607	0.561	0.482	0.453	0.516	9.9%	30.34
10.	Next Century Growth Investors	0.543	0.543	0.200	0.191	0.171	0.193	0.304	78.8%	27.93
11.	Wells Capital Management	0.405	0.405	0.436	0.479	0.450	0.445	0.426	(4.9%)	28.13
12.	Goldman Sachs Asset Management	0.358	0.358	0.484	0.519	0.390	0.404	0.370	(3.2%)	28.84
13.	BlackRock Advisors	0.352	0.352	0.337	0.419	0.451	0.447	1.292	(72.8%)	30.77
14.	Dimensional Fund Advisors	0.338	0.338	0.290	0.290	0.256	0.135	0.083	308.7%	29.10
15.	MFS Investment Management	0.284	0.284	0.270	0.000	0.000	0.000	0.000	NM	25.73
16.	American Century Investment Management	0.279	0.279	0.025	0.032	0.000	0.000	0.000	NM	27.64
17.	Segall, Bryant & Hamill Investment Counsel	0.260	0.260	0.214	0.000	0.000	0.000	0.000	NM	26.03
18.	Dalton, Greiner, Hartman, Maher	0.230	0.227	0.000	0.000	0.000	0.000	0.000	NM	27.99
19.	Northern Trust Investments	0.209	0.209	0.204	0.200	0.192	0.186	0.173	20.9%	29.45
20.	D. E. Shaw	0.206	0.163	0.182	0.177	0.161	0.082	0.082	151.3%	28.37
	Aggregate Ownership (mm shares)	**14.866**	**14.820**	**15.551**	**13.253**	**10.283**	**7.671**	**7.467**	**Estimated Weighted**	
	Change From Prior Period	**0.3%**	**(4.7%)**	**17.3%**	**28.9%**	**34.1%**	**2.7%**	**7.4%**	**Average Cost Basis**	
	Average Price During Period	**$28.60**	**$27.98**	**$25.62**	**$24.13**	**$28.75**	**$30.46**	**$31.47**	**$27.73**	

Source: FactSet as of October 31, 2012

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COMPARABLE COMPANY ANALYSIS – KEY METRICS

Company	% of 52 Week High	% of 52 Week Low	Market Cap.	Ent. Value	EV / Revenue 2012E	EV / Revenue 2013E	EV / EBITDA LTM	EV / EBITDA 2012E	EV / EBITDA 2013E	Price / EPS 2012E	Price / EPS 2013E	EBITDA Margin 2012E	EBITDA Margin 2013E
Heat	**89%**	**153%**	**$743**	**$686**	**0.8x**	**0.7x**	**7.1x**	**6.6x**	**5.7x**	**16.3x**	**14.0x**	**11.6%**	**11.7%**
Teen													
American Eagle	87%	167%	$4,227	$3,525	1.0x	1.0x	7.8x	6.3x	5.7x	15.2x	13.5x	16.3%	17.3%
Abercrombie & Fitch	40%	107%	2,563	2,306	0.5x	0.5x	5.2x	4.0x	3.7x	12.2x	10.2x	13.1%	13.4%
Aeropostale	52%	102%	985	815	0.3x	0.3x	4.6x	4.2x	3.6x	12.6x	10.2x	8.0%	8.8%
Growth Teen													
Zumiez	60%	122%	811	717	1.1x	0.9x	8.3x	6.9x	6.0x	15.8x	14.1x	15.4%	15.8%
Tilly's	82%	118%	454	410	0.9x	0.7x	9.2x	7.2x	6.3x	17.4x	16.1x	11.9%	11.8%
Teen Peers Median	**60%**	**118%**			**0.9x**	**0.7x**	**7.8x**	**6.3x**	**5.7x**	**15.2x**	**13.5x**	**13.1%**	**13.4%**
Mid-Cap Retailers Peers													
Jos A Bank	83%	118%	$1,316	$1,024	0.9x	0.9x	5.5x	5.2x	4.6x	12.5x	11.1x	18.1%	18.4%
CATO	88%	124%	844	567	0.6x	0.6x	4.4x	4.5x	4.3x	12.8x	12.3x	13.3%	13.6%
Hot Topic	79%	132%	359	295	0.4x	0.4x	5.0x	4.6x	4.1x	19.7x	17.0x	8.7%	9.2%
BEBE	42%	102%	341	160	0.3x	0.3x	NA	5.4x	5.4x	46.3x	36.2x	5.7%	5.6%
Destination Maternity	84%	140%	263	247	0.5x	0.4x	NA	5.2x	5.1x	13.4x	12.2x	8.7%	8.8%
Wet Seal	66%	118%	258	112	0.2x	0.2x	4.8x	NM	4.3x	NM	47.7x	(1.9%)	4.5%
Casual Male Retail Group	82%	140%	191	181	0.4x	0.4x	6.6x	5.2x	4.9x	16.1x	15.4x	8.5%	8.4%
Citi Trends	75%	156%	190	135	0.2x	0.2x	11.0x	5.0x	3.7x	NM	24.6x	4.1%	5.3%
Christopher & Banks	80%	309%	120	79	0.2x	0.2x	NA	NA	NM	NM	NM	NA	0.1%
Pacific Sunwear of California	62%	145%	119	158	0.2x	0.2x	NM	NA	11.0x	NM	NM	0.0%	1.8%
Mid-Cap Peers Median	**80%**	**136%**			**0.4x**	**0.3x**	**5.0x**	**5.2x**	**4.6x**	**14.7x**	**16.2x**	**8.5%**	**7.0%**

Source: Company Filings, Factset market data as of October 31, 2012
Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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COMPARABLE COMPANY ANALYSIS – KEY METRICS (CONT'D)

	% of 52 Week		Market	Ent.	EV / Revenue		EV / EBITDA			Price / EPS		EBITDA Margin	
Company	High	Low	Cap.	Value	2012E	2013E	LTM	2012E	2013E	2012E	2013E	2012E	2013E
Large-Cap Retailers Peers													
Gap Inc.	94%	203%	$17,805	$17,305	1.1x	1.1x	8.0x	7.5x	7.0x	16.7x	14.8x	15.0%	15.4%
Limited Brands	92%	127%	14,551	17,895	1.7x	1.7x	8.4x	8.7x	8.1x	16.7x	14.7x	19.7%	20.5%
Urban Outfitters	88%	153%	5,352	5,081	1.8x	1.7x	12.7x	10.6x	9.1x	22.5x	18.8x	17.4%	18.3%
Chico's	94%	194%	3,184	2,826	1.1x	1.0x	7.8x	7.2x	6.3x	17.5x	14.9x	15.2%	15.6%
Buckle	90%	124%	2,199	2,001	1.8x	1.7x	7.2x	7.1x	6.8x	13.6x	13.1x	25.3%	25.2%
Guess? Inc.	67%	103%	2,128	1,873	0.7x	0.7x	4.5x	5.3x	4.7x	11.4x	10.0x	13.5%	14.4%
Ann	88%	162%	1,736	1,603	0.7x	0.6x	6.4x	5.8x	5.3x	15.9x	13.6x	11.5%	11.9%
Large-Cap Peers Median	**90%**	**153%**			**1.1x**	**1.1x**	**7.8x**	**7.2x**	**6.8x**	**16.7x**	**14.7x**	**15.2%**	**15.6%**
High-Growth Peers													
Lululemon	85%	165%	$9,914	$9,475	6.9x	5.6x	18.2x	22.9x	18.2x	38.0x	30.6x	30.4%	30.9%
Under Armour	86%	150%	5,568	5,499	3.0x	2.4x	17.4x	21.5x	17.4x	42.7x	34.4x	13.7%	14.0%
Fossil	63%	139%	5,352	5,339	1.8x	1.6x	8.3x	9.5x	8.3x	16.3x	14.0x	19.2%	19.5%
TUMI	78%	155%	1,521	1,558	3.9x	3.3x	15.0x	17.8x	15.0x	31.4x	27.6x	21.9%	22.0%
Francesca's	80%	194%	1,351	1,348	4.6x	3.7x	13.5x	16.9x	13.5x	30.1x	24.6x	27.3%	27.1%
Vera Bradley	65%	158%	1,218	1,236	2.3x	2.0x	8.9x	10.3x	8.9x	18.4x	15.7x	22.3%	22.6%
High-Growth Peers Median	**79%**	**156%**			**3.4x**	**2.9x**	**14.3x**	**17.3x**	**14.3x**	**30.8x**	**26.1x**	**22.1%**	**22.3%**
Off-Price Peers													
TJX	89%	146%	$33,320	$32,309	1.3x	1.2x	8.3x	9.1x	8.3x	16.8x	15.0x	14.0%	14.4%
Ross Stores	86%	145%	14,010	13,438	1.4x	1.3x	8.4x	9.1x	8.4x	17.4x	15.5x	15.3%	15.5%
ASNA	88%	156%	3,277	3,438	0.8x	0.7x	5.7x	6.9x	5.7x	13.7x	11.4x	12.3%	11.9%
Off-Price Peers Median	**88%**	**146%**			**1.3x**	**1.2x**	**8.3x**	**9.1x**	**8.3x**	**16.8x**	**15.0x**	**14.0%**	**14.4%**

Source: Company Filings, Factset market data as of October 31, 2012
Note: Financial results for a stated year represent financials for the 12 month period ending January 31 of the following year

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